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                                                                  Exhibit 10.284

                                 LOAN AGREEMENT


                           Dated as of August 4, 2004


                                     Between


    INLAND REISTERSTOWN SPE I, L.L.C. and INLAND REISTERSTOWN SPE II, L.L.C.,
                              together, as Borrower


                                       and


   REITSTERSTOWN PLAZA ASSOCIATES, LLC and RRP HECHT, LLC, together, as Grantor


                                       and


                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.,
                                    as Lender

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                                TABLE OF CONTENTS

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
ARTICLE I DEFINITIONS; PRINCIPLES OF CONSTRUCTION                                                              1
   Section 1.1 Definitions.....................................................................................1
   Section 1.2 Principles of Construction.....................................................................20
ARTICLE II GENERAL TERMS                                                                                      21
   Section 2.1 Loan Commitment; Disbursement to Borrower......................................................21
   Section 2.2 Interest; Loan Payments; Late Payment Charge...................................................21
   Section 2.3 Prepayments....................................................................................23
   Section 2.4 Intentionally Omitted..........................................................................24
   Section 2.5 Release of Property............................................................................24
   Section 2.6 Manner of Making Payments......................................................................25
ARTICLE III CONDITIONS PRECEDENT                                                                              26
   Section 3.1 Conditions Precedent to Closing................................................................26
ARTICLE IV REPRESENTATIONS AND WARRANTIES                                                                     30
   Section 4.1 Borrower Representations.......................................................................30
   Section 4.2 Survival of Representations....................................................................38
ARTICLE V BORROWER COVENANTS                                                                                  38
   Section 5.1 Affirmative Covenants..........................................................................38
   Section 5.2 Negative Covenants.............................................................................47
ARTICLE VI INSURANCE; CASUALTY; CONDEMNATION                                                                  52
   Section 6.1 Insurance..........................................................,...........................52
   Section 6.2 Casualty.......................................................................................56
   Section 6.3 Condemnation...................................................................................56
   Section 6.4 Restoration....................................................................................56
ARTICLE VII RESERVE FUNDS                                                                                     59
   Section 7.1 Required Repair Funds..........................................................................59
   Section 7.2 Tax and Insurance Escrow Fund..................................................................59
   Section 7.3 Replacements and Replacement Reserve...........................................................59
   Section 7.4 Intentionally Omitted..........................................................................59
   Section 7.5 Intentionally Omitted..........................................................................59
   Section 7.6 Intentionally Omitted..........................................................................59
   Section 7.7 Reserve Funds, Generally.......................................................................59
ARTICLE VIII DEFAULTS                                                                                         59
   Section 8.1 Event of Default...............................................................................59
   Section 8.2 Remedies.......................................................................................59
   Section 8.3 Remedies Cumulative; Waivers...................................................................59
ARTICLE IX SPECIAL PROVISIONS                                                                                 59
   Section 9.1 Sale of Notes and Securitization...............................................................59
   Section 9.2 Securitization.................................................................................59
   Section 9.3 Rating Surveillance............................................................................59

                                      -i-
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
   Section 9.4 Exculpation....................................................................................59
   Section 9.5 Termination of Manager.........................................................................59
   Section 9.6 Servicer.......................................................................................59
   Section 9.7 Splitting the Loan.............................................................................59
ARTICLE X MISCELLANEOUS                                                                                       59
   Section 10.1 Survival......................................................................................59
   Section l0.2 Lender's Discretion...........................................................................59
   Section 10.3 Governing Law.................................................................................59
   Section 10.4 Modification, Waiver in Writing...............................................................59
   Section 10.5 Delay Not a Waiver............................................................................59
   Section 10.6 Notices.......................................................................................59
   Section 10.7 Trial by Jury.................................................................................59
   Section 10.8 Headings......................................................................................59
   Section 10.9 Severability..................................................................................59
   Section 10.10 Preferences..................................................................................59
   Section 10.11 Waiver of Notice.............................................................................59
   Section 10.12 Remedies of Borrower.........................................................................59
   Section 10.13 Expenses; Indemnity..........................................................................59
   Section 10.14 Schedules Incorporated.......................................................................59
   Section 10.15 Offsets, Counterclaims and Defenses..........................................................59
   Section 10.16 No Joint Venture or Partnership; No Third Party Beneficiaries................................59
   Section 10.17 Publicity....................................................................................59
   Section 10.18 Waiver of Marshalling of Assets..............................................................59
   Section 10.19 Waiver of Counterclaim.......................................................................59
   Section 10.20 Conflict; Construction of Documents; Reliance................................................59
   Section 10.21 Brokers and Financial Advisors...............................................................59
   Section 10.22 Prior Agreements.............................................................................59
   Section 10.23 Transfer of Loan.............................................................................59

SCHEDULES

Schedule I        -   Tenant Direction Letter
Schedule II       -   Intentionally Omitted
Schedule III      -   Required Repairs
Schedule IV       -   Rent Roll
Schedule V        -   Home Depot Out Parcel Release Conditions
Schedule VI       -   Out Parcel Release Conditions
Schedule VII      -   Intentionally Omitted
Schedule VIII     -   Intentionally Omitted
Schedule IX       -   Intentionally Omitted
Schedule X        -   Other Contract Funds Agreements

                                      -ii-
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                                 LOAN AGREEMENT

               THIS LOAN AGREEMENT, dated as of this 4th day of August, 2004 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "AGREEMENT"), between BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("LENDER"), and INLAND REISTERSTOWN SPE I, L.L.C. and INLAND REISTERSTOWN SPE II, L.L.C., each a Delaware limited liability company, each having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523 (individually or collectively, as the "BORROWER").

                              W I T N E S S E T H:

               WHEREAS, Borrower desires to obtain the Loan (as hereinafter defined) from Lender; and

               WHEREAS, Grantor desires to guarantee Borrower's obligations with respect to the Loan by executing the Limited Guaranty (as hereinafter defined) and to secure the Limited Guaranty with the Mortgage (as hereinafter defined); and

               WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents (as hereinafter defined).

               NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

                                    ARTICLE I

                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

               Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

               "ADDITIONAL INSOLVENCY OPINION" shall mean any subsequent Insolvency Opinion.

               "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

               "ALTA" shall mean American Land Title Association, or any successor thereto.

               "ANCHOR TENANT" shall mean each Tenant under an Anchor Tenant Lease.

               "ANCHOR TENANT LEASE" shall mean that each lease demising not less than 15,000 square feet of space at the Property.

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               "ANNUAL BUDGET" shall mean the operating budget, including all planned capital expenditures, for the Property prepared by Grantor for the applicable Fiscal Year or other period.

               "ASSIGNMENT OF LEASES" shall mean, with respect to the Property, that certain first priority Assignment of Leases and Rents, dated as of the Closing Date, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Grantor's interest in and to the Leases and Rents of the Property as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

               "ASSIGNMENT OF MANAGEMENT AGREEMENT" shall mean that certain Assignment of Management Agreement and Subordination of Management Fees dated as of the Closing Date among Lender, Grantor and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

               "AWARD" shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of the Property.

               "BASIC CARRYING COSTS" shall mean, with respect to the Property, the sum of the following costs associated with the Property for the relevant Fiscal Year or payment period: (i) Taxes and (ii) Insurance Premiums.

               "BORROWER" shall mean the parties identified as Borrower in the preable hereof.

               "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

               "CAPITAL EXPENDITURES" shall mean, for any period, the amount expended for items capitalized under accounting principles reasonably acceptable to Lender, consistently applied (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

               "CASH EXPENSES" shall mean, for any period, the operating expenses for the operation of the Property as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Grantor minus any payments into the Tax and Insurance Escrow Fund.

               "CASH MANAGEMENT AGREEMENT" shall have the meaning specified in
Section 2.6.3.

               "CASH MANAGEMENT TERMINATION EVENT" shall mean the Debt Service Coverage Ratio shall be equal to or greater than 1.35 to 1.0 for two (2) complete, consecutive calendar quarters following the calendar quarter in which the Cash Management Trigger caused by a Debt Service Coverage Ratio deficiency occurred, PROVIDED, HOWEVER, there shall not be more than two (2) Cash Management Termination Events during the term of the Loan.

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               "CASH MANAGEMENT TRIGGER" shall mean (i) the existence of an
Event of Default, (ii) the bankruptcy or insolvency of Borrower, Grantor or Manager, or (iii) Lender's determination that the Debt Service Coverage Ratio for the preceding six (6) months annualized is less than or equal to 1.25 to 1.0.

               "CASUALTY" shall have the meaning specified in Section 6.2 hereof.

               "CASUALTY/CONDEMNATION PREPAYMENT" shall have the meaning specified in Section 6.4(e) hereof.

               "CASUALTY CONSULTANT" shall have the meaning set forth in Section 6.4(b)(iii) hereof.

               "CASUALTY RETAINAGE" shall have the meaning set forth in Section 6.4(b)(iv) hereof.

               "CLOSING DATE" shall mean the date hereof.

               "CODE" shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

               "CONDEMNATION" shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting the Property or any part thereof.

               "DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including the Prepayment Consideration) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgage or any other Loan Document.

               "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled interest payments under the Note.

               "DEBT SERVICE COVERAGE RATIO" shall mean a ratio for the applicable period in which:

               (a) the numerator is the Net Operating Income (excluding interest on credit accounts) for such period as set forth in the statements required hereunder, without deduction for (i) actual management fees incurred in connection with the operation of the Property, (ii) amounts paid to the Reserve Funds, less (A) management fees equal to the greater of (1) assumed management fees of four percent (4.0%) of Gross Income from Operations or (2) the actual management fees incurred, (B) assumed Replacement Reserve Fund contributions equal to $0.15 per square foot of gross leaseable area at the Property; and (C) assumed reserves for tenant

                                        3
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improvements and leasing commissions equal to $0.24 per square foot of gross leaseable area at the Property; and

               (b) the denominator is the aggregate amount of interest due and payable on the Note for such applicable period.

               "DEFAULT" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

               "DEFAULT RATE" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) five percent (5%) above the Interest Rate.

               "DISCLOSURE DOCUMENT" shall have the meaning set forth in Section
9.2 hereof.

               "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. Section 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

               "ELIGIBLE INSTITUTION" shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least A-1 by Standard & Poor's Ratings Services, P-1 by Moody's Investors Service, Inc., and F-1+ by Fitch, Inc. in the case of accounts in which funds are held for 30 days or less (or, in the case of accounts in which funds are held for more than 30 days, the long term unsecured debt obligations of which are rated at least "AA" by Fitch and S&P and "Aa" by Moody's).

               "EMBARGOED PERSON" shall mean any person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, The USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701, et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder including those related to Specially Designated Nationals and Specially Designated Global Terrorists, with the result that the investment in Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Loan made by the Lender is in violation of law.

               "ENVIRONMENTAL INDEMNITY" shall mean that certain Environmental Indemnity Agreement executed by Grantor in connection with the Loan for the benefit of Lender, as the

                                        4
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same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

               "ENVIRONMENTAL REPORT" shall have the meaning as defined in the Environmental Indemnity executed by the Grantor.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

               "EVENT OF DEFAULT" shall have the meaning set forth in
Section 8.l(a) hereof.

               "EXCESS CASH FLOW" shall have the meaning set forth in Section
2.6.3 hereof.

               "EXCHANGE ACT" shall have the meaning set forth in Section 9.2 hereof.

               "FISCAL YEAR" shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

               "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

               "GROSS INCOME FROM OPERATIONS" shall mean all sustainable income as reported on the financial statements delivered by the Grantor in accordance with this Agreement, computed in accordance with accounting principles reasonably acceptable to Lender, consistently applied, derived from the ownership and operation of the Property from whatever source, INCLUDING, but not limited to, (i) Rents from Tenants that are in occupancy, open for business and paying unabated Rent, (ii) utility charges, (iii) escalations, (iv) intentionally omitted; (v) service fees or charges, (vi) license fees, (vii) parking fees, and (viii) other required pass-throughs but EXCLUDING (i) Rents from Tenants that are subject to any bankruptcy proceeding (unless such Tenant has affirmed its Lease or Inland Western Retail Real Estate Trust, Inc. has master leased such Tenant's premises for full contract rent for a period not less than three years, and the net worth of Inland Western Retail Real Estate Trust, Inc. (as determined by Lender) is not less than such entity's net worth as of July 31, 2004), or are not in occupancy, open for business or paying unabated Rent, (ii) sales, use and occupancy or other taxes on receipts required to be accounted for by Grantor to any Governmental Authority, (iii) refunds and uncollectible accounts, (iv) sales of furniture, fixtures and equipment, (v) Insurance Proceeds (other than business interruption or other loss of income insurance), (vi) Awards,
(vii) unforfeited security deposits, (viii) utility and other similar deposits and (ix) any disbursements to Grantor from the Reserve Funds. Gross income shall not be diminished as a result of the Mortgage or the creation of any intervening estate or interest in the Property or any part thereof.

               "HOME DEPOT" shall mean Home Depot U.S.A., INC., a Delaware Corporation.

               "HOME DEPOT EXERCISE CONSIDERATION" shall mean the purchase price payable by Home Depot pursuant to Section 16 of its Lease in the event that it exercises the purchase option described therein.

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               "HOME DEPOT OUT PARCEL" shall mean that portion of the Property leased to Home Depot.

               "HOME DEPOT OUT PARCEL RELEASE CONDITIONS" shall have the meaning set forth in Section 2.7 hereof.

               "IMPROVEMENTS" shall have the meaning set forth in the granting clause of the Mortgage with respect to the Property.

               "INDEBTEDNESS" of a Person, at a particular date, means the sum (without duplication) at such date of (a) indebtedness or liability for borrowed money; (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit;
(e) obligations under acceptance facilities; (f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (g) obligations secured by any Liens, whether or not the obligations have been assumed.

               "INDEMNITOR" shall mean Inland Western Retail Real Estate Trust, Inc., a Maryland corporation.

               "INDEMNITY AGREEMENT" shall mean that certain Indemnity Agreement dated as of the Closing Date by Grantor and Indemnitor in favor of Lender.

               "INDEPENDENT DIRECTOR" shall mean a director of a corporation or a limited liability company who is not at the time of initial appointment, or at any time while serving as a director of such an entity, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as the Independent Director), officer, employee, partner, attorney or counsel of the Grantor or any Affiliate of either of them; (b) a customer, supplier or other person who derives any of its purchases or revenues from its activities with the Grantor or any Affiliate of either of them; (c) a Person controlling or under common control with any such stockholder, director, officer, partner, customer, supplier or other Person; or (d) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

               "INDEPENDENT MANAGER" shall mean a manager of a limited liability company who is not at the time of initial appointment, or at any time while serving as a manager of such an entity, and has not been at any time during the preceding five (5) years: (a) a stockholder, director (with the exception of serving as an Independent Director), manager (with the exception of serving as an Independent Manager), officer, employee, partner, attorney or counsel of the Grantor or any Affiliate of either of them; (b) a customer, supplier or other person who derives any of its purchases or revenues from its activities with the Grantor or any Affiliate of either of

                                        6
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them; (c) a Person controlling or under common control with any such stockholder, director, manager, officer, partner, customer, supplier or other Person; or (d) a member of the immediate family of any such stockholder, director, manager, officer, employee, partner, customer, supplier or other person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

               "INLAND WESTERN RETAIL REAL ESTATE TRUST, INC." shall mean Inland Western Retail Real Estate Trust, Inc., a Maryland corporation.

               "INSOLVENCY OPINION" shall have the meaning set forth in Section
3.1.6 hereof.

               "INSURANCE PREMIUMS" shall have the meaning set forth in Section 6.l(b) hereof.

               "INSURANCE PROCEEDS" shall have the meaning set forth in Section 6.4(b) hereof.

               "INTEREST RATE" shall mean five and thirty hundredths percent (5.30%) per annum.

               "LEASE" shall mean any lease, sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property of Grantor, and every modification, amendment or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

               "LEGAL REQUIREMENTS" shall mean, with respect to the Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Property or any part thereof, or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Grantor, at any time in force affecting the Property or any part thereof, including, without limitation, any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

               "LENDER" shall mean Bear Stearns Commercial Mortgage, Inc., together with its successors and assigns.

               "LICENSES" shall have the meaning set forth in Section 4.1.22 hereof.

               "LIEN" shall mean, with respect to the Property, any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Grantor, the Property, any portion thereof or

                                        7
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any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

               "LIMITED GUARANTY" shall mean that certain Limited Guaranty Agreement dated as of the date hereof from Grantor in favor of Lender.

               "LOAN" shall mean the loan made by Lender to Borrower pursuant to this Agreement.

               "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Limited Guaranty, the Mortgage, the Assignment of Leases and Rents, the Environmental Indemnity, the Assignment of Management Agreement, the Indemnity Agreement, the Cash Management Agreement, and all other documents executed and/or delivered in connection with the Loan.

               "LOCKBOX ACCOUNT" shall have the meaning specified in Section
2.6.3 hereof.

               "LOCKBOX BANK" shall have the meaning specified in Section 2.6.3 hereof.

               "LOCKBOX TRIGGER" shall mean (i) Lender's determination that the Debt Service Coverage Ratio for the preceding six (6) months annualized is less than or equal to 1.75 to 1.0 or (ii) a Cash Management Trigger.

               "MANAGEMENT AGREEMENT" shall mean, with respect to the Property, the management agreement entered into by and between Grantor and the Manager, pursuant to which the Manager is to provide management and other services with respect to the Property.

               "MANAGER" shall mean INLAND MID-ATLANTIC MANAGEMENT CORP., a Delaware corporation.

               "MATURITY DATE" shall mean September 1, 2009, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

               "MAXIMUM LEGAL RATE" shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

               "MONTHLY DEBT SERVICE PAYMENT AMOUNT" shall mean an amount equal to $219,287.50.

               "MORTGAGE" shall mean, with respect to the Property, that certain first priority Indemnity Deed of Trust and Security Agreement, dated the Closing Date, executed and

                                        8
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delivered by Grantor as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

               "NET CASH FLOW" shall mean, with respect to the Property for any period, the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

               "NET CASH FLOW AFTER DEBT SERVICE" shall mean, with respect to the Property for any period, the amount obtained by subtracting Debt Service for such period from Net Cash Flow for such period.

               "NET CASH FLOW SCHEDULE" shall have the meaning set forth in
Section 5.1.1l(b) hereof.

               "NET OPERATING INCOME" shall mean the amount obtained by subtracting from Gross Income from Operations (i) Operating Expenses, and (ii) a vacancy allowance equal to the greater of (x) market vacancy (as reasonably determined by Lender), less actual vacancy, and (y) underwritten vacancy of five percent (5%) less actual vacancy. Notwithstanding the foregoing, if actual vacancy exceeds market vacancy and underwritten vacancy, then there shall be no adjustment for a vacancy allowance.

               "NET PROCEEDS" shall have the meaning set forth in Section 6.4(b) hereof.

               "NET PROCEEDS DEFICIENCY" shall have the meaning set forth in
Section 6.4(b)(vi) hereof.

               "NET PROCEEDS PREPAYMENT" shall have the meaning set forth in
Section 6.4(e) hereof.

               "NOTE" shall mean that certain Promissory Note of even date herewith in the principal amount of FORTY NINE MILLION SIX HUNDRED FIFTY THOUSAND and NO/100 Dollars ($49,650,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

               "OFFICERS' CERTIFICATE" shall mean a certificate delivered to Lender by Borrower or Grantor which is signed by the Indemnitor.

               "OPERATING EXPENSES" shall mean the total of all expenditures, computed in accordance with accounting principles reasonably acceptable to Lender, consistently applied, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service, Capital Expenditures and contributions to the Reserve Funds.

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               "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

               "OTHER CONTRACT FUNDS" shall mean any payment due to Borrower or Grantor under any of the agreements described on SCHEDULE X.

               "OUT PARCEL" shall have the meaning set forth in Section 2.7 hereof.

               "OUT PARCEL RELEASE CONDITIONS" shall have the meaning set forth in Section 2.7 hereof.

               "PAYMENT DATE" shall mean the first (1st) day of each calendar month during the term of the Loan or, if such day is not a Business Day, the immediately succeeding Business Day.

               "PERMITTED ENCUMBRANCES" shall mean, with respect to the Property, collectively, (a) the Liens and security interests created by the Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy relating to the Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, and (d) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's reasonable discretion, which Permitted Encumbrances in the aggregate do not materially adversely affect the value or use of the Property or Grantor's ability to fulfill its obligations under the Limited Guaranty or the Mortgage.

               "PERMITTED INVESTMENTS" shall mean any one or more of the following obligations or securities acquired at a purchase price of not greater than par, including those issued by Servicer, the trustee under any Securitization or any of their respective Affiliates, payable on demand or having a maturity date not later than the Business Day immediately prior to the first Payment Date following the date of acquiring such investment and meeting one of the appropriate standards set forth below:

               (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating,
        (C) if such investments have a
        variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (ii)      Federal Housing Administration debentures;

               (iii) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); PROVIDED, HOWEVER, that the investments described in this clause must
        (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (iv) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which at all times are rated in the highest short term rating category by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency in the highest short term rating category and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities); PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating,
        (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (vi) debt obligations with maturities of not more than 365 days and at all times rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest long-term unsecured rating category; PROVIDED, HOWEVER, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (vii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date or issuance thereof) with maturities of not more than 365 days and that at all times is rated by each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; PROVIDED, HOWEVER, that the investments described in this clause must
        (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

               (viii) units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which funds have the highest rating available from each Rating Agency (or, if not rated by all Rating Agencies, rated by at least one Rating Agency and otherwise acceptable to each other Rating Agency, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities) for money market funds; and

               (ix) any other security, obligation or investment which has been approved as a Permitted Investment in writing by (a) Lender and (b) each Rating Agency, as evidenced by a written confirmation that the designation of such security, obligation or investment as a Permitted Investment will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned to the Securities by such Rating Agency;

PROVIDED, HOWEVER, that no obligation or security shall be a Permitted Investment if (A) such obligation or security evidences a right to receive only interest payments or (B) the right to receive principal and interest payments on such obligation or security are derived from an underlying investment that provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

               "PERMITTED PREPAYMENT DATE" shall mean the date that is three (3) years from the first day of the calendar month immediately following the Closing Date.

               "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

               "PERSONAL PROPERTY" shall have the meaning set forth in the granting clause of the Mortgage with respect to the Property.

               "PHYSICAL CONDITIONS REPORT" shall mean, with respect to the Property, a report prepared by a company satisfactory to Lender regarding the physical condition of the Property, satisfactory in form and substance to Lender in its sole discretion, which report shall, among other things, (a) confirm that the Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (b) include a copy of a final certificate of occupancy with respect to all Improvements on the Property.

               "POLICIES" shall have the meaning specified in Section 6.1(b) hereof.

               "PREPAYMENT CONSIDERATION" shall have the meaning set forth in
Section 2.3.1.

               "PREPAYMENT RATE" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the Prepayment Rate Determination Date has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in the "Treasury Bonds, Notes and Bills" section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury Securities has the remaining term to the Maturity Date referred to above, the "Prepayment Rate" shall be the yield on the United States Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall Street Journal is discontinued, Lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15(519), Selected Interest Rates," or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

               "PREPAYMENT RATE DETERMINATION DATE" shall mean the date which is five (5) Business Days prior to the prepayment date.

               "PROPERTY" shall mean the parcel of real property, the Improvements thereon and all personal property owned by Grantor and encumbered by the Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the Granting Clauses of the Mortgage and referred to therein as the "Property".

               "PROVIDED INFORMATION" shall have the meaning set forth in
Section 9.1(a) hereof.

               "QUALIFYING ENTITY" shall have the meaning set forth in Section 5.2.13(b) hereof.

               "QUALIFYING MANAGER" shall mean either (a) a reputable and experienced management organization reasonably satisfactory to Lender, which organization or its principals possess at least ten (10) years experience in managing properties similar in size, scope and value of the Property and which, on the date Lender determines whether such management organization is a Qualifying Manager, manages at least one million square feet of retail space, provided that Grantor shall have obtained prior written confirmation from the Rating Agency that management of the Property by such entity will not cause a downgrading, withdrawal or qualification of the then current rating of the securities issued pursuant to the Securitization, or (b) the fee owner of the Property, provided that such owner possesses experience in managing and operating properties similar in size, scope and value of the Property. Lender acknowledges that on the Closing Date, Manager shall be deemed to be a Qualifying Manager.

               "RATING AGENCIES" shall mean each of Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc. and Fitch, Inc., or any other nationally-recognized statistical rating agency which has been approved by Lender.

               "RATING SURVEILLANCE CHARGE" shall have the meaning set forth in
Section 9.3 hereof.

               "RELEVANT LEASING THRESHOLD" shall mean, any Lease for an amount of leaseable square footage equal to or greater than 10,000 square feet.

               "RELEVANT RESTORATION THRESHOLD" shall mean Three Hundred Fifty Thousand and No/100 dollars ($350,000.00).

               "REMIC TRUST" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code that holds the Note.

               "RENTS" shall mean, with respect to the Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Grantor or its agents or employees from any and all sources arising from or attributable to the Property, and proceeds, if any, from business interruption or other loss of income insurance, including the Other Contract Funds.

               "REPLACEMENT RESERVE ACCOUNT" shall have the meaning set forth in
Section 7.3.1 hereof.

               "REPLACEMENT RESERVE FUND" shall have the meaning set forth in
Section 7.3.1 hereof.

               "REPLACEMENT RESERVE MONTHLY DEPOSIT" shall have the meaning set forth in Section 7.3.1 hereof.

               "REPLACEMENTS" shall have the meaning set forth in Section 7.3.1(a) hereof.

               "REQUIRED REPAIR ACCOUNT" shall have the meaning set forth in
Section 7.1.1 hereof.

               "REQUIRED REPAIR FUND" shall have the meaning set forth in
Section 7.1.1 hereof.

               "REQUIRED REPAIRS" shall have the meaning set forth in Section
7.1.1 hereof.

               "RESERVE FUNDS" shall mean the Tax and Insurance Escrow Fund, the Replacement Reserve Fund, the Required Repair Fund (if any), or any other escrow fund established by the Loan Documents.

               "RESTORATION" shall have the meaning set forth in Section 6.2 hereof.

               "SECURITIES" shall have the meaning set forth in Section 9.1 hereof.

               "SECURITIES ACT" shall have the meaning set forth in Section 9.2 hereof.

               "SECURITIZATION" shall have the meaning set forth in Section 9.1 hereof.

               "SERVICER" shall have the meaning set forth in Section 9.6 hereof.

               "SERVICING AGREEMENT" shall have the meaning set forth in
Section 9.6 hereof.

               "SEVERED LOAN DOCUMENTS" shall have the meaning set forth in
Section 8.2(c) hereof.

               "SEVERING DOCUMENTATION" shall have the meaning set forth in
Section 9.7 hereof.

               "SPECIAL PURPOSE ENTITY" means a corporation, limited partnership, limited liability company, or Delaware statutory trust which at all times on and after the Closing Date:

               (i) is organized solely for the purpose of (A) acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and operating the Property (and guarantying the obligations of the borrower entity and owning all of the interests in such entity, such guaranty being secured by an indemnity deed of trust ("TDOT"), entering into this Agreement with the Lender, refinancing the Property in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing; (B) acting as a general partner of the limited partnership that owns the Property, a member of the limited liability company that owns the Property or the beneficiary or trustee of a Delaware business trust that owns the Property or (C) serving as the borrower under an IDOT transaction;

               (ii) is not engaged and will not engage in any business unrelated to (A) the acquisition, development, ownership, management or operation of the Property (and the ownership of the borrower under an IDOT transaction), (B) acting as general partner of the limited partnership that owns the Property, (C) acting as a member of the limited liability company that owns the Property, (D) acting as the beneficiary or trustee of a Delaware business trust that owns the Property, as applicable; or (E) acting as the borrower under an IDOT transaction;

               (iii) does not have and will not have any assets other than those related to the Property or its partnership interest in the limited partnership, the member interest in the limited liability company or the beneficial interest in the Delaware business trust that owns the Property or acts as the general partner, managing member or beneficiary or trustee thereof, as applicable, or the ownership interests in the borrower entity under an IDOT transaction;

               (iv) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of partnership, membership or beneficial or trustee interests (if such entity is a general partner in a limited partnership, a member in a limited liability company or a beneficiary of a Delaware trust) or amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation, operating agreement or trust formation and governance documents (as applicable) with respect to the matters set forth in this definition;

               (v) if such entity is a limited partnership, has as its only general partners, Special Purpose Entities that are corporations, limited partnerships or limited liability companies;

               (vi) if such entity is a corporation, has at least one (1) Independent Director, and has not caused or allowed and will not cause or allow the board of directors of such entity to take any action related to a bankruptcy or insolvency proceeding or a voluntary dissolution without the unanimous affirmative vote of 100% of the members of its board of directors, including the Independent Director;

               (vii) if such entity is a limited liability company and such limited liability company has more than one member, such limited liability company has as its manager a Special Purpose Entity that is a corporation and that owns at least 1.0% (one percent) of the equity of the limited liability company;

               (viii) if such entity is a limited liability company and such limited liability company has only one member, such limited liability company (a) has been formed under Delaware law (or in the case or a Grantor hereunder, has been formed under Maryland law) and (b) has either a corporation or one (1) entity that shall become a member of the limited liability company upon the dissolution or disassociation of the member, (c) has not less than one (1) Independent Manager, and (d) will not cause or take any action related to a bankruptcy or insolvency proceeding or a voluntary dissolution without the affirmative vote of the Independent Manager;

               (ix) if such entity is (a) a limited liability company, has articles of organization, a certificate of formation and/or an operating agreement, as applicable, (b) a limited partnership, has a limited partnership agreement, (c) a corporation, has a certificate or articles of incorporation and bylaws, as applicable, or (d) a Delaware statutory trust, has organizational documents that, in each case, provide that such entity will not: (1) dissolve, merge, liquidate, consolidate; (2) except as permitted herein, sell all or substantially all of its assets or the assets of the Grantor (as applicable) except as permitted herein;
        (3) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of the Lender; or (4) without the affirmative vote of (A) all directors of the corporation (that is such entity or the general partner or managing or co-managing member or manager of such entity) or (B) the Independent Manager of the limited liability, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

               (x) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, beneficiaries, shareholders or Affiliates except (A) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (B) in connection with this Agreement;

               (xi) is solvent and pays its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same become due, and is maintaining adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

               (xii) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

               (xiii) will file its own tax returns; PROVIDED, however, that Borrower's and/or Grantor's assets and income may be included in a consolidated tax return of its parent companies if inclusion on such consolidated tax return is in compliance with applicable law;

               (xiv) has maintained and will maintain its own resolutions and agreements;

               (xv) (a) has not commingled and will not commingle its funds or assets with those of any other Person and (b) has not participated and will not participate in any cash management system with any other Person, except with respect to a custodial account maintained by the Manager on behalf of Affiliates of Grantor and, with respect to funds in such custodial account, has separately accounted, and will continue to separately account for, each item of income and expense applicable to the Property and Grantor;

               (xvi)     has held and will hold its assets in its own name;

               (xvii) has conducted and will conduct its business in its name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower or Grantor;

               (xviii)   has maintained and will maintain its balance sheets,
        operating statements and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required or permitted by applicable accounting principles acceptable to Lender, consistently applied; PROVIDED, HOWEVER, that (i) any such consolidated financial statement shall contain a note indicating that it maintains separate balance sheets and operating statements for the Grantor and the Property, or (ii) if such Person is controlled by Inland Western Retail Real Estate Trust, Inc., then such Person may be included in the consolidated financial statement of Inland Western Retail Real Estate Trust, Inc. provided such consolidated financial statement contains a note indicating that it maintains separate financial records for each Person controlled by Inland Western Retail Real Estate Trust, Inc.;

               (xix) has a sufficient number of employees in light of its contemplated business operations, which may be none;

               (xx) has observed and will observe all partnership, corporate, limited liability company or Delaware statutory trust formalities, as applicable;

               (xxi) has and will have no Indebtedness (including loans (whether or not such loans are evidenced by a written agreement) between Borrower or Grantor and any Affiliates of Borrower or Grantor and relating to the management of funds in the custodial account maintained by the Manager) other than (i) the Loan, (ii) liabilities incurred in the ordinary course of business relating to the ownership and operation of the Property and the routine administration of Grantor, which liabilities are not more than sixty (60) days past the date incurred (unless disputed in accordance with applicable law), are not evidenced by a note and are paid when due, and which amounts are normal and reasonable under the circumstances, (iii) the Limited Guaranty, and (iv) such other liabilities that are permitted pursuant to this Agreement;

               (xxii) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except for the Limited Guaranty and as otherwise permitted pursuant to this Agreement;

               (xxiii)   has not and will not acquire obligations or securities
        of its partners, members, beneficiaries or shareholders or any other Affiliate;

               (xxiv) has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an affiliate;

               (xxv) has not maintained or used, and will not maintain or use, invoices and checks bearing the name of any other Person, PROVIDED, HOWEVER, that Manager, on behalf of such Person, may maintain and use invoices and checks bearing Manager's name;

               (xxvi) has not pledged and will not pledge its assets for the benefit of any other Person except for the Limited Guaranty and as otherwise permitted or required pursuant to this Agreement;

               (xxvii)   has held itself out and identified itself and will hold
        itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower or Grantor and not as a division or part of any other Person, except for services rendered by Manager under the Management Agreement, so long as Manager holds itself out as an agent of the Grantor;

               (xxviii) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

               (xxix) has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

               (xxx) has not identified and will not identify its partners, members, beneficiaries or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

               (xxxi) does not and will not have any of its obligations guaranteed by any Affiliate except for the Limited Guaranty and as otherwise required in the Loan Documents;

               (xxxii)   has not entered into or been a party to, and will not
        enter into or be a party to, any transaction with its partners, members, beneficiaries, shareholders or Affiliates except (A) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (B) in connection with this Agreement; and

               (xxxiii) has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents are true and correct and will remain true and correct.

               "STATE" shall mean, with respect to the Property, the State or Commonwealth in which the Property or any part thereof is located.

               "SURVEY" shall mean a survey of the Property in question prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policy, and containing a certification of such surveyor satisfactory to Lender.

               "TAX AND INSURANCE ESCROW FUND" shall have the meaning set forth in Section 7.2 hereof regardless of whether the funds held therein are held by Lender for the payment of Taxes or Insurance Premiums or both.

               "TAXES" shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or any part thereof.

               "TENANT" shall mean any person or entity with a possessory right to all or any part of the Property pursuant to a Lease or other written agreement.

               "TENANT DIRECTION LETTER" shall mean a letter in the form of
Schedule I attached hereto from Grantor to the tenant under each Lease with respect to the Property (whether such Lease is presently effective or executed after the Closing Date) directing such tenant to send directly to the Lockbox Account all payments of Rent payable to Grantor under such Lease.

               "TERRORISM INSURANCE GUARANTOR" shall have the meaning set forth in Section 6.1 hereof.

               "TITLE INSURANCE POLICY" shall mean, with respect to the Property, an ALTA mortgagee title insurance policy in the form (acceptable to Lender) (or, if the Property is in a State which does not permit the issuance of such ALTA policy, such form as shall be permitted in such State and acceptable to Lender) issued with respect to the Property and insuring the lien of the Mortgage encumbering the Property.

               "TRANSFEREE" shall have the meaning set forth in Section 5.2.13 hereof.

               "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the applicable State in which the Property is located.

               "U.S. OBLIGATIONS" shall mean direct non-callable obligations of the United States of America as defined in Section 2(a)(16) of the Investment Company Act as amended (15 USC 80a-1) stated in REMIC Section 1.86 OG-2(a)(8).

               Section 1.2 PRINCIPLES OF CONSTRUCTION. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" shall mean "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

                                   ARTICLE II

                                  GENERAL TERMS

               Section 2.1 LOAN COMMITMENT; DISBURSEMENT TO BORROWER.

               2.1.1 THE LOAN. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

               2.1.2 DISBURSEMENT TO BORROWER. Borrower may request and receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

               2.1.3 THE NOTE, MORTGAGE AND LOAN DOCUMENTS. The Loan shall be evidenced by the Note and guarantied by the Limited Guaranty. The Limited Guaranty shall be secured by the Mortgage, the Assignment of Leases and the other Loan Documents.

               2.1.4 USE OF PROCEEDS. Borrower shall use the proceeds of the Loan to (a) repay and discharge any existing loans relating to the Property, (b) pay all past-due Basic Carrying Costs, if any, in respect of the Property, (c) make deposits into the Reserve Funds on the Closing Date in the amounts provided herein, (d) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, (c) fund any working capital requirements of the Property, and (f) distribute the balance, if any, to Borrower.

               Section 2.2 INTEREST; LOAN PAYMENTS; LATE PAYMENT CHARGE.

               2.2.1 INTEREST GENERALLY. Interest on the outstanding principal balance of the Loan shall accrue from the Closing Date to but excluding the Maturity Date at the Interest Rate.

               2.2.2 INTEREST CALCULATION. Interest on the outstanding principal balance of the Loan shall be calculated on the basis of a three hundred sixty (360) day year comprised of twelve (12) months of thirty (30) days each, except that interest due and payable for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed in the period for which the calculation is being made by a daily rate based on a three hundred sixty (360) day year.

               2.2.3 PAYMENTS GENERALLY. Borrower shall pay to Lender (a) on the Closing Date, an amount equal to interest only on the outstanding principal balance of the Loan from the Closing Date up to but not including the first Payment Date following the Closing Date, and (b) on October 1, 2004 and each Payment Date thereafter up to but not including the Maturity Date, an amount equal to the Monthly Debt Service Payment Amount, which shall be applied to interest on the outstanding principal amount of the Loan for the prior calendar month at the Interest Rate.

               2.2.4  INTENTIONALLY OMITTED.

               2.2.5 PAYMENT ON MATURITY DATE. Borrower shall pay to Lender on the Maturity Date the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Note, the Mortgage and other the Loan Documents.

               2.2.6 PAYMENTS AFTER DEFAULT. Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan, shall accrue at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein. Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due). To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be guarantied by the Limited Guaranty. This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default and Lender retains its rights under the Note and this Agreement to accelerate and to continue to demand payment of the Debt upon the happening and continuance of any Event of Default.

               2.2.7 LATE PAYMENT CHARGE. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower or Grantor on or prior to the date which is five (5) days after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be guarantied by the Limited Guaranty and secured by the Mortgage and the other Loan Documents to the extent permitted by applicable law. The foregoing late payment charge shall not apply to the payment of all outstanding principal, interest and other sums due on the Maturity Date.

               2.2.8 USURY SAVINGS. This Agreement and the Note are subject to the express condition that at no time shall Borrower or Grantor be obligated or required to pay interest on the principal balance of the Loan pursuant to the Note or the Limited Guaranty, as applicable, at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If, by the terms of this Agreement or the other Loan Documents, Borrower or Grantor is at any time required or obligated to pay interest on the principal balance at a rate in excess of the Maximum Legal Rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

               Section 2.3 PREPAYMENTS.

               2.3.1  VOLUNTARY PREPAYMENTS.

               (a) Except as otherwise provided herein, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Permitted Prepayment Date. After the Permitted Prepayment Date, Borrower may, provided it has given Lender prior written notice in accordance with the terms of this Agreement, prepay the unpaid principal balance of the Loan in whole, but not in part, by paying, together with the amount to be prepaid, (i) interest accrued and unpaid on the outstanding principal balance of the Loan being prepaid to and including the date of prepayment, (ii) unless prepayment is tendered on a Payment Date, an amount equal to the interest that would have accrued on the amount being prepaid after the date of prepayment through and including the next Payment Date had the prepayment not been made (which amount shall constitute additional consideration for the prepayment), (iii) all other sums then due under this Agreement, the Note, the Mortgage and the other Loan Documents, and
(iv) if prepayment occurs prior to the Payment Date which is one month prior to the Maturity Date, a prepayment consideration (the "PREPAYMENT CONSIDERATION") equal to the greater of (A) one percent (1%) of the outstanding principal balance of the Loan being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under this Agreement including, but not limited to, principal and interest on the Maturity Date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2) the outstanding principal amount of the Loan. Lender shall notify Borrower of the amount and the basis of determination of the required prepayment consideration.

               (b) On the Payment Date that is one month prior to the Maturity Date, and on each day thereafter through the Maturity Date, Borrower may, at its option, prepay the Debt without payment of any Prepayment Consideration or other penalty or premium; PROVIDED, HOWEVER, if such prepayment is not paid on a regularly scheduled Payment Date, the Debt shall include interest that would have accrued on such prepayment through and including the day immediately preceding the Maturity Date. Borrower's right to prepay any portion of the principal balance of the Loan shall be subject to (i) Borrower's submission of a notice to Lender setting forth the amount to be prepaid and the projected date of prepayment, which date shall be no less than thirty (30) days from the date of such notice, and (ii) Borrower's actual payment to Lender of the amount to be prepaid as set forth in such notice on the projected date set forth in such notice or any day following such projected date occurring in the same calendar month as such projected date.

               2.3.2 MANDATORY PREPAYMENTS. (a) On the next occurring Payment Date following the date on which Borrower or Grantor actually receives any Net Proceeds, if Lender is not obligated to make such Net Proceeds available to Borrower or Grantor pursuant to this Agreement for the restoration of the Property, Borrower shall, at Lender's option, prepay the outstanding principal balance of the Note in an amount equal to one hundred percent (100%) of such Net Proceeds. No Prepayment Consideration or other penalty or premium shall be due in connection with any prepayment made pursuant to this Section 2.3.2. Any partial prepayment under this Section shall be applied to the last payments of principal due under the Loan.

               (b) On the date on which Borrower tenders a Casualty/Condemnation Prepayment pursuant to Section 6.4(e) below, such tender shall include (a) all accrued and unpaid interest and the principal indebtedness being prepaid, including interest on the outstanding principal amount of the applicable Note through the last day of the month within which such tender occurs, and (b) any other sums due hereunder relating to the applicable Note. Except as set forth in this Section 2.3.2(b), other than following an Event of Default, no Prepayment Consideration or other penalty or premium shall be due in connection with any Casualty/Condemnation Prepayment.

               2.3.3 PREPAYMENTS AFTER DEFAULT. Following an Event of Default, if Borrower or anyone on Borrower's or Grantor's behalf makes a tender of payment of all or any portion of the Debt at any time prior to a foreclosure sale (including a sale under the power of sale under the Mortgage), or during any redemption period after foreclosure, (i) the tender of payment shall constitute an evasion of Borrower's obligation to pay any Prepayment Consideration due under this Agreement and such payment shall, therefore, to the maximum extent permitted by law, include a premium equal to the Prepayment Consideration that would have been payable on the date of such tender had the Loan not been so accelerated, or (ii) if at the time of such tender a prepayment of the principal amount of the Loan would have been prohibited under this Agreement had the principal amount of the Loan not been so accelerated, the tender of payment shall constitute an evasion of such prepayment prohibition and shall, therefore, to the maximum extent permitted by law, include an amount equal to the greater of (i) 1% of the then principal amount of the Loan (or the relevant portion thereof being prepaid) and (ii) an amount equal to the excess of (A) the sum of the present values of a series of payments payable at the times and in the amounts equal to the payments of principal and interest (including, but not limited to the principal and interest payable on the Maturity Date) which would have been scheduled to be payable after the date of such tender under this Agreement had the Loan (or the relevant portion thereof) not been accelerated, with each such payment discounted to its present value at the date of such tender at the rate which when compounded monthly is equivalent to the Prepayment Rate, over (B) the then principal amount of the Loan.

               Section 2.4 INTENTIONALLY OMITTED.

               Section 2.5 RELEASE OF PROPERTY. Except as set forth in this
Section 2.5, no repayment or prepayment of all or any portion of the Loan shall cause, give rise to a right to require, or otherwise result in, the release of any Lien of the Mortgage on the Property. If Borrower has elected to prepay the entire amount of the Loan pursuant to Section 2.3.1 and the requirements of this
Section 2.5 have been satisfied, the Property shall be released from the Lien of the Mortgage.

               2.5.1 RELEASE ON PAYMENT IN FULL. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of Section 2.3.1 of this Loan Agreement, release the Lien of the Mortgage on the Property not theretofore released.

               2.5.2  INTENTIONALLY OMITTED.

               Section 2.6 MANNER OF MAKING PAYMENTS.

               2.6.1 MAKING OF PAYMENTS. Each payment by Borrower or Grantor hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 1:00 p.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower or Grantor. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

               2.6.2 NO DEDUCTIONS, ETC. All payments made by Borrower or Grantor hereunder or under the Note or the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

               2.6.3 CASH MANAGEMENT. In connection with the Closing, Grantor shall execute and deliver to Lender a Tenant Direction Letter for each of the tenants at the Property, which Tenant Direction Letter instructs each such tenant to deposit Rent and other receivables related to the Property directly into an account (the "LOCKBOX ACCOUNT") owned and controlled by Lender at a bank to be selected by Lender (the "LOCKBOX BANK"). Grantor covenants and agrees to execute and deliver to Lender a Tenant Direction Letter for each new tenant at the Property within thirty (30) days after the execution of each new Lease for premises at the Property. Lender will hold the Tenant Direction Letters in escrow; provided, however, upon the occurrence of a Lockbox Trigger, Lender shall have the right to deliver a Tenant Direction Letter to each tenant at the Property. Within five (5) Business Days after receiving notice of Lender's determination that a Lockbox Trigger has occurred, Grantor shall enter into a "cash management agreement" with Lender and Lockbox Bank, in form and substance acceptable to Lender ("CASH MANAGEMENT AGREEMENT"), which shall provide, among other things, that tenants at the Property shall deposit Rent and other receivables related to the Property directly into the Lockbox Account. The Lockbox Bank shall apply funds in the Lockbox Account to pay debt service and required reserves, fees of the Lockbox Bank and budgeted operating expenses for the Property, as to be more particularly set forth in the Cash Management Agreement. Funds remaining in the Lockbox Account after payment of the foregoing (the "EXCESS CASH FLOW") shall be distributed to Grantor; PROVIDED, HOWEVER, upon the occurrence of a Cash Management Trigger and until the occurrence of a Cash Management Termination Event, such Excess Cash Flow shall be distributed to Grantor only to the extent of unbudgeted operating expenses approved by Lender and any remaining funds shall remain in such Lockbox Account as additional collateral for the Loan. Upon the occurrence of a Cash Management Termination Event, the balance of the funds in the Lockbox Account shall be distributed to Grantor. The

Grantor shall be responsible for the costs associated with the Lockbox Bank and the Lockbox Account.

               Section 2.7 RELEASE OF OUT PARCELS. (a) Lender acknowledges that Home Depot has the right to purchase the Home Depot Out Parcel pursuant to its lease, and that Grantor shall be required to obtain a release of the Home Depot Out Parcel in the event that Home Depot exercises that right. Lender hereby agrees that, notwithstanding the provisions of Section 2.5 hereof, subject to the terms and conditions set forth in this Section 2.7, Grantor may obtain a release of the Lien of the Mortgage (and the related Loan Documents) encumbering the Property from the Home Depot Out Parcel, provided that (a) no Event of Default has occurred or is continuing, (b) Grantor provides Lender with a written request for such a release, (c) Grantor delivers to Lender the Home Depot Exercise Consideration, and (d) Grantor satisfies within thirty (30) days of the date Lender receives such written request each of the conditions listed on Schedule V hereof (the "Home Depot Out Parcel Release Conditions")."

               (b) Lender acknowledges that Borrower has requested the right to obtain a future release of one or more currently unimproved portions of the Property to be delineated after the Closing Date (individually or collectively, together with any appurtenant easements approved by Lender, the "Out Parcel"). Lender hereby agrees that, notwithstanding the provisions of
Section 2.5 hereof, subject to the terms and conditions set forth in this
Section 2.7, Borrower may obtain a release of the Lien of the Mortgage (and the related Loan Documents) encumbering the Property from the Out Parcel, provided that (a) no Event of Default has occurred or is continuing, (b) Borrower provides Lender with a written request for such a release, and (c) Borrower satisfies within ninety (90) days of the date Lender receives such written request each of the conditions listed on Schedule VI hereof (the "Out Parcel Release Conditions")."

                                   ARTICLE III

                              CONDITIONS PRECEDENT

               Section 3.1 CONDITIONS PRECEDENT TO CLOSING. The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or Grantor or waiver by Lender of the following conditions precedent no later than the Closing Date:

               3.1.1 REPRESENTATIONS AND WARRANTIES; COMPLIANCE WITH CONDITIONS. The representations and warranties of Grantor contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or an Event of Default shall have occurred and be continuing; and Grantor shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

               3.1.2 LOAN AGREEMENT, NOTE AND LIMITED GUARANTY. Lender shall have received a copy of this Agreement, the Note and the Guaranty, in each case, duly executed and delivered on behalf of Borrower or Grantor, as applicable.

               3.1.3 DELIVERY OF LOAN DOCUMENTS; TITLE INSURANCE; REPORTS; LEASES, ETC.

               (a) MORTGAGE, ASSIGNMENT OF LEASES AND OTHER LOAN DOCUMENTS. Lender shall have received from Grantor fully executed and acknowledged counterparts of the Mortgage and the Assignment of Leases and evidence that counterparts of the Mortgage and Assignment of Leases have been delivered to the title company for recording, in the reasonable judgment of Lender, so as to effectively create upon such recording valid and enforceable first priority Liens upon the Property in favor of Lender (or such trustee as may be required under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Lender shall have also received from Grantor fully executed counterparts of the Assignment of Management Agreement and the other Loan Documents.

               (b) TITLE INSURANCE. Lender shall have received a Title Insurance Policy issued by a title company acceptable to Lender and dated as of the Closing Date. Such Title Insurance Policy shall (i) provide coverage in an amount equal to the principal amount of the Loan together with, if applicable, a "tie-in" or similar endorsement, (ii) insure Lender that the Mortgage creates a valid first priority lien on the Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (iii) contain such endorsements and affirmative coverages as Lender may reasonably request, and (iv) name Lender, its successors and assigns, as the insured. The Title Insurance Policy shall be assignable without cost to Lender. Lender also shall have received evidence that all premiums in respect of such Title Insurance Policy have been paid.

               (c) SURVEY. Lender shall have received a title survey for the Property, certified to the title company and Lender and their successors and assigns, in form and content satisfactory to Lender and prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the most recent Minimum Standard Detail Requirements for ALTA/ACSML and Title Surveys. The following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A) should be added to each survey: 2, 3, 4, 6, 8, 9, 10, 11 and 13. The survey shall reflect the same legal description contained in the Title Insurance Policy relating to the Property referred to in clause (ii) above and shall include, among other things, a legal description of the real property comprising part of such Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender.

               (d) INSURANCE. Lender shall have received valid certificates of insurance for the policies of insurance required hereunder, satisfactory to Lender in its sole discretion, and evidence of the payment of all premiums payable for the existing policy period.

               (e) ENVIRONMENTAL REPORTS. Lender shall have received an environmental report in respect of the Property, in each case reasonably satisfactory to Lender.

               (f) ZONING. With respect to the Property, Lender shall have received, at Lender's option, (i) letters or other evidence with respect to the Property from the appropriate municipal authorities (or other Persons) concerning applicable zoning and building laws, (ii) an ALTA 3.1 zoning endorsement to the Title Insurance Policy or (iii) other evidence of zoning compliance, in each case in substance reasonably satisfactory to Lender.

               (g) ENCUMBRANCES. Grantor shall have taken or caused to be taken such actions in such a manner so that Lender has a valid and perfected first Lien on the Property as of the Closing Date with respect to the Mortgage, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received satisfactory evidence thereof.

               3.1.4 RELATED DOCUMENTS. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

               3.1.5 DELIVERY OF ORGANIZATIONAL DOCUMENTS. On or before the Closing Date, Borrower or Grantor, as applicable, shall deliver or cause to be delivered to Lender copies certified by Borrower or Grantor, as applicable, of all organizational documentation related to Borrower or Grantor and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its sole discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

               3.1.6 OPINIONS OF COUNSEL. Lender shall have received opinions of Borrower's or Grantor's counsel (and if applicable, Borrower's or Grantor's local counsel) (a) with respect to non-consolidation issues (an "INSOLVENCY OPINION") and (b) with respect to due execution, authority, enforceability of the Loan Documents and such other matters as Lender may reasonably require, all such opinions in form, scope and substance reasonably satisfactory to Lender and Lender's counsel in their reasonable discretion.

               3.1.7 BUDGETS. Grantor shall have delivered, and Lender shall have approved, the Annual Budget for the current Fiscal Year.

               3.1.8 BASIC CARRYING COSTS. Grantor shall have paid all Basic Carrying Costs relating to the Property which are in arrears, including without limitation, (a) accrued but unpaid insurance premiums relating to the Property,
(b) currently due and payable Taxes (including any in arrears) relating to the Property, and (c) currently due Other Charges relating to the Property, which amounts shall be funded with proceeds of the Loan.

               3.1.9 COMPLETION OF PROCEEDINGS. All organizational proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be reasonably satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

               3.1.10 PAYMENTS. All payments, deposits or escrows required to be made or established by Borrower or Grantor under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.

               3.1.11 TENANT ESTOPPELS. Grantor shall exercise reasonable commercial efforts to deliver estoppel letters from Tenants occupying not less than eighty percent (80%) of the gross leasable area of the Property; provided, however, that, in the event that Grantor is unable to deliver some or all of the estoppels described above in this Section 3.1.11, Lender agrees that the requirement to deliver such letters to Lender shall be waived by Lender as a condition precedent to the closing of the Loan so long as Grantor delivers on or before the Closing Date, a certificate executed by Grantor with respect to all applicable leases which shall be in substantially the same form and contain the same terms as set forth in Lender's standard form of estoppel certificate. Grantor shall deliver to Lender an estoppel letter executed by Anchor Tenant in form reasonably acceptable to Lender.

               3.1.12 TRANSACTION COSTS. Borrower or Grantor shall have paid or reimbursed Lender for all title insurance premiums, recording and filing fees or taxes, costs of environmental reports, Physical Conditions Reports, appraisals and other reports, the fees and costs of Lender's counsel and all other third party out-of-pocket expenses incurred in connection with the origination of the Loan.

               3.1.13 MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the financial condition or business condition of Borrower, Grantor or the Property since the date of the most recent financial statements delivered to Lender. The income and expenses of the Property, the occupancy leases thereof, and all other features of the transaction shall be as represented to Lender without material adverse change. Neither Borrower or Grantor, any of their respective constituent Persons, shall be the subject of any bankruptcy, reorganization, or insolvency proceeding.

               3.1.14 LEASES AND RENT ROLL. Lender shall have received copies of all tenant leases, certified copies of any tenant leases as requested by Lender and certified copies of all ground leases affecting the Property. Lender shall have received a current certified rent roll of the Property, reasonably satisfactory in form and substance to Lender.

               3.1.15 SUBORDINATION AND ATTORNMENT. Lender shall have received appropriate instruments acceptable to Lender in its commercially reasonable discretion subordinating any Leases of record prior to the Mortgage and including an agreement by such Tenants to attorn to Lender in the event of a foreclosure or delivery of a deed in lieu thereof.

               3.1.16 TAX LOT. Lender shall have received evidence that the Property constitutes one (1) or more separate tax lots, which evidence shall be reasonably satisfactory in form and substance to Lender.

               3.1.17 PHYSICAL CONDITIONS REPORTS. Lender shall have received Physical Conditions Reports with respect to the Property, which reports shall be reasonably satisfactory in form and substance to Lender.

               3.1.18 MANAGEMENT AGREEMENT. Lender shall have received a certified copy of the Management Agreement with respect to the Property which shall be satisfactory in form and substance to Lender. Lender acknowledges that it has reviewed the Management Agreement, and as drafted, such Management Agreement does not violate Grantor's covenant that affiliated agreements be on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's length transaction with an unrelated third party.

               3.1.19 APPRAISAL. Lender shall have received an appraisal of the Property, which shall be satisfactory in form and substance to Lender.

               3.1.20 FINANCIAL STATEMENTS. Lender shall have received (a) a balance sheet with respect to the Property for the two most recent Fiscal Years and statements of income and statements of cash flows with respect to the Property for the three most recent Fiscal Years, each in form and substance reasonably satisfactory to Lender or (b) such other financial statements relating to the ownership and operation of the Property, in form and substance reasonably satisfactory to Lender.

               3.1.21 FURTHER DOCUMENTS. Lender or its counsel shall have received such other and further approvals, opinions, documents and information as Lender or its counsel may have reasonably requested including the Loan Documents in form and substance reasonably satisfactory to Lender and its counsel.

               3.1.22 ENVIRONMENTAL INSURANCE. If required by Lender, Grantor shall have obtained a secured creditor environmental insurance policy with respect to the Property, which shall be in form and substance satisfactory to Lender. Any such policy shall have a term not less than the term of the Loan. Grantor shall have provided to Lender evidence that the premiums for such policy has been paid in full.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

               Section 4.1 BORROWER AND GRANTOR REPRESENTATIONS. Each of Borrower and Grantor, as applicable, represents and warrants as of the date hereof and as of the Closing Date that:

               4.1.1 ORGANIZATION. Each of Borrower and Grantor has been duly organized and is validly existing and in good standing, and in the case of Grantor, has the requisite power and authority to own the Property and to transact the businesses in which it is now engaged. Each of Borrower and Grantor is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with the Loan, its Property, businesses and operations. Grantor possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own the Property and to transact the businesses in which it is now engaged, and the sole business of Grantor is the ownership, management and operation of the Property.

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               4.1.2  PROCEEDINGS. Each of Borrower and Grantor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and/or Grantor and constitute legal, valid and binding obligations of Borrower and/or Grantor enforceable against such party in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               4.1.3 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower or Grantor will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower or Grantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower or Grantor is a party or by which any of Borrower's or Grantor's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or Grantor or any of Borrower's or Grantor's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower or Grantor of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

               4.1.4 LITIGATION. To Borrower's and Grantor's knowledge, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Borrower, Grantor or the Property, which actions, suits or proceedings, if determined against Borrower, Grantor or the Property, might materially adversely affect the condition (financial or otherwise) or business of Borrower or Grantor or the condition or ownership of the Property.

               4.1.5 AGREEMENTS. Except such instruments and agreements set forth as Permitted Exceptions in the Title Insurance Policy, neither Borrower nor Grantor is a party to any agreement or instrument or subject to any restriction which might materially and adversely affect Borrower, Grantor or the Property, or Borrower's or Grantor's business, properties or assets, operations or condition, financial or otherwise. To Borrower's and Grantor's knowledge, neither Borrower nor Grantor is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which Borrower, Grantor or the Property are bound. Neither Borrower nor Grantor has a material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Borrower or Grantor is a party or by which Borrower, Grantor or the Property is otherwise bound, other than (a) obligations incurred in the ordinary course of the operation of the Property and (b) obligations under the Loan Documents.

               4.1.6 TITLE. Grantor has good and indefeasible fee simple title to the real property comprising part of the Property and good title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected lien on the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignment of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Property which are due and unpaid under the contracts pursuant to which such work or labor was performed or materials provided which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

               4.1.7 SOLVENCY; NO BANKRUPCY FILING. Neither Borrower nor Grantor (a) has entered into the transaction or executed the Note, this Agreement or any other Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) has not received reasonably equivalent value in exchange for its obligations under the applicable Loan Documents. The fair saleable value of Grantor's assets exceeds and will, immediately following the execution and delivery of the Limited Guaranty, exceed Grantor's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Grantor's assets is and will, immediately following the execution and delivery of the Limited Guaranty, be greater than Grantor's probable liabilities, including the maximum amount of its contingent liabilities on its debts as such debts become absolute and matured. Neither Borrower's nor Grantor's assets now and immediately following the making of the Loan, will constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Neither Borrower nor Grantor intends to, and does not believe that it will, incur debt and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debt and liabilities as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower). No petition in bankruptcy has been filed against Borrower or Grantor, or to the best of each such party's knowledge, any constituent Person in the last seven (7) years, and neither Borrower, Grantor, nor to the best of such party's knowledge, any constituent Person in the last seven (7) years has made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. Neither Borrower, Grantor nor any of such party's constituent Persons are contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of any such party's assets or property, and no such party has no knowledge of any Person contemplating the filing of any such petition against it or such constituent Persons. With respect to any bankruptcy filed by a Grantor or any predecessor entity more than seven (7) years ago, to the best of such Grantor's knowledge after due inquiry, there are no remaining liabilities with respect to any such filing.

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

               4.1.8 FULL AND ACCURATE DISCLOSURE. To Borrower's and Grantor's knowledge, no statement of fact made by Borrower or Grantor in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to Borrower or Grantor which has not been disclosed to Lender which adversely affects, nor as far as Borrower or Grantor can foresee, might adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower or Grantor.

               4.1.9 MO PLAN ASSETS. Neither Borrower nor Grantor is an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower or Grantor constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (a) neither Borrower nor Grantor is a "governmental plan" within the meaning of Section 3(32) of ERISA and (b) transactions by or with Borrower or Grantor are not subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Loan Agreement.

               4.1.10 COMPLIANCE. To Grantor's knowledge, Grantor and the Property and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes. Grantor is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority. There has not been committed by Grantor or, to Grantor's knowledge, any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any other Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Grantor's obligations under any of the Loan Documents.

               4.1.11 FINANCIAL INFORMATION. All financial data, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of the Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Property as of the date of such reports, and
(iii) to the extent prepared or audited by an independent certified public accounting firm, have been prepared in accordance with accounting principles reasonably acceptable to Lender, consistently applied throughout the periods covered, except as disclosed therein; provided, however, that if any financial data is delivered to Lender by any Person other than Borrower, Grantor, Indemnitor or any of their Affiliates, or if such financial data has been prepared by or at the direction of any Person other than Borrower, Grantor, Indemnitor or any of their Affiliates, then the foregoing representations with respect to such financial data shall be to the best of Borrower's and Grantor's knowledge, after due inquiry. Neither Borrower nor Grantor has any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower or Grantor and reasonably likely to have a materially adverse effect on the Property or the operation thereof as a retail shopping center, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower or Grantor from that set forth in said financial statements.

               4.1.12 CONDEMNATION. No Condemnation or other proceeding has been commenced or, to Grantor's knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

               4.1.13 FEDERAL RESERVE REGULATIONS. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

               4.1.14 UTILITIES AND PUBLIC ACCESS. The Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its respective intended uses. All public utilities necessary or convenient to the full use and enjoyment of the Property are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Insurance Policy. All roads necessary for the use of the Property for their current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

               4.1.15 NOT A FOREIGN PERSON. Neither Borrower nor Grantor is a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

               4.1.16 SEPARATE LOTS. The Property is comprised of one (1) or more parcels which constitute a separate tax lot or lots and does not constitute a portion of any other tax lot not a part of the Property.

               4.1.17 ASSESSMENTS. There are no pending, or to Grantor's knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

               4.1.18 ENFORCEABILITY. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower or Grantor, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and neither Borrower nor Grantor has asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

               4.1.19 NO PRIOR ASSIGNMENT. There is no prior assignment of the Leases or any portion of the Rents by Grantor or any of its predecessors in interest, given as collateral security which are presently outstanding.

               4.1.20 INSURANCE. Grantor has obtained and has delivered to Lender certified copies of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. To the best of Grantor's knowledge, no claims have been made under any such policy, and no Person, including Grantor, has done, by act or omission, anything which would impair the coverage of any such policy.

               4.1.21 USE OF PROPERTY. The Property is used exclusively for retail purposes and other appurtenant and related uses.

               4.1.22 CERTIFICATE OF OCCUPANCY; LICENSES. All certifications, permits, licenses and approvals, including without 1imitation, certificates of completion and occupancy permits required to be obtained by Grantor for the legal use, occupancy and operation of the Property as a retail shopping center have been obtained and are in full force and effect, and to the best of Grantor's knowledge, after due inquiry, all certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits required to be obtained by any Person other than Grantor for the legal use, occupancy and operation of the Property as a retail shopping center, have been obtained and are in full force and effect (all of the foregoing certifications, permits, licenses and approvals are collectively referred to as the "LICENSES"). Grantor shall and shall cause all other Persons to, keep and maintain all licenses necessary for the operation of the Property as a retail shopping center. To Grantor's knowledge, the use being made of the Property is in conformity with all certificates of occupancy issued for the Property.

               4.1.23 FLOOD ZONE. To the best of Grantor's knowledge, after due inquiry, no Improvements on the Property are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards.

               4.1.24 PHYSICAL CONDITION. Except as disclosed in the Physical Conditions Reports delivered to Lender in connecting with this Loan, to Grantor's knowledge, the Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Grantor has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

               4.1.25 BOUNDARIES. To the best of Grantor's knowledge, after due inquiry, all of the improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances upon the Property encroach upon any of the improvements, so as to affect the value or marketability of the Property except those which are insured against by title insurance.

               4.1.26 LEASES. The Property is not subject to any Leases other than the Leases described on the Rent Roll attached as SCHEDULE IV hereto and made a part hereof (and subleases permitted under the Anchor Lease). No Person has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases. The current Leases are in full force and effect and to Grantor's knowledge after inquiry, there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. No Rent (including security deposits) has been paid more than one
(1) month in advance of its due date. All work to be performed by Grantor under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Grantor to any tenant has already been received by such tenant. There has been no prior sale, transfer or assignment, hypothecation or pledge of any Lease or of the Rents received therein which is outstanding. To Grantor's knowledge after inquiry, except as set forth on SCHEDULE IV, no tenant listed on SCHEDULE IV has assigned its Lease or sublet all or any portion of the premises demised thereby, no such tenant holds its leased premises under assignment or sublease, nor does anyone except such tenant and its employees occupy such leased premises. No tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part. Except as set forth in SCHEDULE IV, no tenant under any Lease has any right or option for additional space in the Improvements except as set forth in SCHEDULE IV. To Grantor's actual knowledge based on the Environmental Report delivered to Lender in connection herewith, no hazardous wastes or toxic substances, as defined by applicable federal, state or local statutes, rules and regulations, have been disposed, stored or treated by any tenant under any Lease on or about the leased premises nor does Grantor have any knowledge of any tenant's intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any petroleum product or any toxic or hazardous chemical, material, substance or waste, except in either event, in compliance with applicable federal, state or local statues, rules and regulations.

               4.1.27 SURVEY. The Survey for the Property delivered to Lender in connection with this Agreement has been prepared in accordance with the provisions of Section 3.1.3(c) hereof, and does not fail to reflect any material matter affecting the Property or the title thereto.

               4.1.28 LOAN TO VALUE. The maximum principal amount of the Note does not exceed one hundred twenty-five percent (125%) of the fair market value of the Property as set forth on the appraisal of the Property delivered to Lender.

               4.1.29 FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the acquisition of the Property by Grantor have been paid or are simultaneously being paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid, and, under current Legal

Requirements, the Mortgage is enforceable in accordance with its terms by Lender (or any subsequent holder thereof).

               4.1.30 SPECIAL PURPOSE ENTITY/SEPARATENESS. (a) Until the Debt has been paid in full, each of Borrower and Grantor hereby represents, warrants and covenants that each of Borrower and Grantor is, shall be and shall continue to be a Special Purpose Entity.

               (b) The representations, warranties and covenants set forth in
Section 4.l.30(a) shall survive for so long as any amount remains payable to Lender under this Agreement or any other Loan Document.

               (c) Any and all of the assumptions made in any Insolvency Opinion, including, but not limited to, any exhibits attached thereto, will have been and shall be true and correct in all respects, and Borrower and/or Grantor will have complied and will comply with all of the assumptions made with respect to it in any Insolvency Opinion. Each entity other than Borrower or Grantor with respect to which an assumption is made in any Insolvency Opinion will have complied and will comply with all of the assumptions made with respect to it in any such Insolvency Opinion.

               4.1.31 MANAGEMENT AGREEMENT. The Management Agreement is in full force and effect and, to Grantor's knowledge, there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder.

               4.1.32 ILLEGAL ACTIVITY. To Grantor's knowledge, no portion of the Property has been or will be purchased with proceeds of any illegal activity.

               4.1.33 NO CHANGE IN FACTS OR CIRCUMSTANCES; DISCLOSURE. All information submitted by Borrower and/or Grantor to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower and/or Grantor in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects, provided, however, that if such information was provided to Borrower and/or Grantor by non-affiliated third parties, Borrower and Grantor each represent that such information is, to the best of its knowledge after due inquiry, accurate, complete and correct in all material respects. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect the Property or the business operations or the financial condition of Borrower and/or Grantor. Borrower and Grantor have disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

               4.1.34 INVESTMENT COMPANY ACT. Neither Borrower nor Grantor is
(a) an "Investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended;
(b) a "holding company" or a

"subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

               4.1.35 PRINCIPAL PLACE OF BUSINESS AND ORGANIZATION. Neither Borrower nor Grantor shall change its principal place of business set forth in the introductory paragraph of this Agreement without first giving Lender thirty
(30) days prior written notice. Neither Borrower nor Grantor shall change the place of its organization as set forth in the introductory paragraph of this Agreement without the consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed. Upon Lender's request, Borrower and Grantor shall execute and deliver additional financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect Lender's security interest in the Property as a result of such change of principal place of business or place of organization.

               4.1.36 ACQUISITION COSTS. Grantor represents and warrants that all consideration payable to the seller of the Property to Grantor has been, or shall be in connection with the funding of the loan, paid in full, and that no further obligation to any such seller, contingent or otherwise, shall remain outstanding after the date hereof.

               4.1.37 EMBARGOED PERSON. As of the Closing Date, to the best of Borrower's and/or Grantor's knowledge, (a) none of the funds or other assets of Borrower or Grantor constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person; (b) no Embargoed Person has any interest of any nature whatsoever in Borrower or Grantor with the result that the investment in Borrower or Grantor (whether directly or indirectly), is prohibited by law or the Loan is in violation of law; and (c) none of the funds of Borrower or Grantor have been derived from any unlawful activity with the result that the investment in Borrower or Grantor (whether directly or indirectly), is prohibited by law or the Loan is in violation of law.

               Section 4.2 SURVIVAL OF REPRESENTATIONS. Borrower and Grantor agree that all of the representations and warranties of Borrower and Grantor, respectively, set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower or Grantor. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower or Grantor shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

                                    ARTICLE V

                         BORROWER AND GRANTOR COVENANTS

               Section 5.1 AFFIRMATIVE COVENANTS. From the Closing Date and until payment and performance in full of all obligations of Borrower and Grantor under the Loan Documents or the earlier release of the Lien of the Mortgage encumbering the Property (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower and Grantor hereby covenant and agree with Lender that:

               5.1.1 EXISTENCE; COMPLIANCE WITH LEGAL REQUIREMENTS; INSURANCE. Grantor shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Property. Grantor shall not commit, nor shall Grantor permit any other Person in occupancy of or involved with the operation or use of the Property to commit, any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's or Grantor's obligations under any of the Loan Documents. Borrower and Grantor hereby covenant and agree not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. Grantor shall at all times maintain, preserve and protect all its franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgage. Grantor shall keep the Property insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement. Grantor shall operate, or cause the tenant to operate, any Property that is the subject of an O&M Agreement (if any) in accordance with the terms and provisions thereof in all material respects. After prior written notice to Lender, Grantor, at its own expense, may contest by appropriate legal proceeding promptly initiated and conducted in good faith and with due diligence, the validity of any Legal Requirement, the applicability of any Legal Requirement to Grantor or the Property or any alleged violation of any Legal Requirement, provided that (i) no Event of Default has occurred and remains uncured; (ii) intentionally omitted;
(iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any instrument to which Grantor is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iv) the Property or any part thereof or interest therein will not be in danger of being sold, forfeited, terminated, cancelled or lost; (v) Grantor shall promptly upon final determination thereof comply with any such Legal Requirement determined to be valid or applicable or cure any violation of any Legal Requirement; (vi) such proceeding shall suspend the enforcement of the contested Legal Requirement against Grantor or the Property; and (vii) Grantor shall furnish such security as may be required in the proceeding, or as may be requested by Lender, to insure compliance with such Legal Requirement, together with all interest and penalties payable in connection therewith. Lender may apply any such security, as necessary to cause compliance with such Legal Requirement at any time when, in the reasonable judgment of Lender, the validity, applicability or violation of such Legal Requirement is finally established or the Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost.

               5.1.2 TAXES AND OTHER CHARGES. Grantor shall pay or cause to be paid all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable; PROVIDED, HOWEVER, Grantor's obligation to directly pay to the appropriate taxing authority Taxes shall be suspended for so long as Grantor complies with the terms and provisions of Section 7.2 hereof. Grantor will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other Charges have been so paid or are not then delinquent no later than ten (10) days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid (PROVIDED, HOWEVER, that Grantor is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 7.2 hereof). If Grantor pays or causes to be paid all Taxes and Other Charges and provides a copy of the receipt evidencing the payment thereof to Lender, then Lender shall reimburse Grantor, provided that there are then sufficient proceeds in the Tax and Insurance Escrow Fund and provided that the Taxes are being paid pursuant to
Section 7.2. Upon written request of Grantor, if Lender has paid such Taxes pursuant to Section 7.2 hereof, Lender shall provide Grantor with evidence that such Taxes have been paid. Grantor shall not suffer and shall promptly cause to be paid and discharged any Lien or charge whatsoever which may be or become a Lien or charge against the Property, and shall promptly pay for all utility services provided to the Property. After prior written notice to Lender, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) Grantor is permitted to do so under the provisions of any mortgage or deed of trust superior in lien to the Mortgage; (ii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Grantor is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (iii) the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (iv) Grantor shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith; (v) such proceeding shall suspend the collection of such contested Taxes or Other Charges from the Property; and (vi) Grantor shall furnish such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established.

               5.1.3 LITIGATION. Borrower and Grantor shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower or Grantor which might materially adversely affect such party's condition (financial or otherwise) or business or the Property.

               5.1.4 ACCESS TO PROPERTY. Grantor shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice, subject to the rights of Tenants under their respective Leases.

               5.1.5 NOTICE OF DEFAULT. Borrower and Grantor shall promptly advise Lender of any material adverse change in Borrower's or Grantor's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower or Grantor has knowledge.

               5.1.6 COOPERATE IN LEGAL PROCEEDINGS. Borrower and Grantor shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

               5.1.7 PERFORM LOAN DOCUMENTS. Borrower and Grantor shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by, or applicable to, Borrower or Grantor.

               5.1.8 INSURANCE BENEFITS. Grantor shall cooperate with Lender in obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in connection with the Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the payment by Grantor of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting the Property or any part thereof) out of such Insurance Proceeds.

               5.1.9 FURTHER ASSURANCES. Borrower or Grantor shall, at Borrower's or Grantor's sole cost and expense:

               (a) (a) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by Borrower or Grantor pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

               (b) (b) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower or Grantor under the Loan Documents, as Lender may reasonably require; and

               (c) (c) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

               5.1.10 INTENTIONALLY OMITTED.

               5.1.11 FINANCIAL REPORTING. (a) Borrower and Grantor will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with the requirements for a Special Purpose Entity set forth above, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower or Grantor and all items of income and expense in connection with the operation on an individual basis of the Property. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower, Grantor or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence and during the continuance of an Event of Default, Grantor shall pay any costs and expenses incurred by Lender to examine Grantor's accounting records with respect to the Property, as Lender shall reasonably determine to be necessary or appropriate in the protection of Lender's interest.

               (b) Grantor will furnish to Lender annually, within ninety (90) days following the end of each Fiscal Year of Grantor, either (i) a complete copy of Borrower's or Grantor's annual financial statements audited by an accounting firm or other independent certified public accountant reasonably acceptable to Lender in accordance with the requirements for a Special Purpose Entity set forth above, or (ii) a consolidated and annotated financial statement of Borrower and Grantor (as applicable), audited by an accounting firm or other independent certified public accountant reasonably acceptable to Lender in accordance with the requirements for a Special Purpose Entity set forth above, together with unaudited financial statements relating to the Borrower, Grantor and the Property. Such financial statements for the Property for such Fiscal Year and shall contain statements of profit and loss for Borrower Grantor and the Property and a balance sheet for Grantor. Such statements shall set forth the financial condition and the results of operations for the Property for such Fiscal Year, and shall include, but not be limited to, amounts representing annual Net Cash Flow, Net Operating Income, Gross Income from Operations and Operating Expenses. Such annual financial statements shall be accompanied by (i) a comparison of the budgeted income and expenses and the actual income and expenses for the prior Fiscal Year, (ii) a certificate executed by the chief financial officer of Grantor or Indemnitor, as applicable, stating that each such annual financial statement presents fairly the financial condition and the results of operations of Borrower, Grantor and the Property being reported upon and has been prepared in accordance with accounting principles reasonably acceptable to Lender, consistently applied, (iii) an unqualified opinion of an accounting firm or other independent certified public accountant reasonably acceptable to Lender, (iv) a certified rent roll containing current rent, lease expiration dates and the square footage occupied by each tenant; (v) a schedule audited by such independent certified public accountant reconciling Net Operating Income to Net Cash Flow (the "NET CASH FLOW SCHEDULE"), which shall itemize all adjustments made to Net Operating Income to arrive at Net Cash Flow deemed material by such independent certified public accountant. Together with Borrower's and Grantor's annual financial statements, Grantor shall furnish to Lender an Officer's Certificate certifying as of the date thereof whether there exists an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by, or applicable to, Borrower or Grantor, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

               (c) Grantor will furnish, or cause to be furnished, to Lender on or before forty five (45) days after the end of each calendar quarter the following items, accompanied by a certificate of the chief financial officer of Grantor or Indemnitor, as applicable, stating that such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Grantor and the Property (subject to normal year-end adjustments) as applicable: (i) a rent roll for the subject month accompanied by an Officer's Certificate with respect thereto; (ii) quarterly and year-to-date operating statements (including Capital Expenditures) prepared for each calendar quarter, noting Net Operating Income, Gross Income from Operations, and Operating Expenses (not including any contributions to the Replacement Reserve Fund, and other information necessary and sufficient to fairly represent the financial position and results of operation of the Property during such calendar month, and containing a comparison of budgeted income and expenses and the actual income and expenses together with a detailed explanation of any variances of five percent (5%) or more between budgeted and actual amounts for such periods, all in form satisfactory to Lender; (iii) a calculation reflecting the annual Debt Service Coverage Ratio for the immediately preceding twelve (12) month period as of the last day of such month accompanied by an Officer's Certificate with respect thereto; and (iv) a Net Cash Flow Schedule (such Net Cash Flow for the Grantor may be unaudited if it is certified by an officer of the Grantor). In addition, such certificate shall also be accompanied by a certificate of the chief financial officer of Grantor or Indemnitor stating that the representations and warranties of Grantor set forth in Section 4.1.30(a) are true and correct as of the date of such certificate.

               (d) For the partial year period commencing on the Closing Date, and for each Fiscal Year thereafter, Grantor shall submit to Lender an Annual Budget not later than thirty (30) days after the commencement of such period or Fiscal Year in form reasonably satisfactory to Lender.

               (e) Borrower or Grantor shall furnish to Lender, within ten (10) Business Days after request (or as soon thereafter as may be reasonably possible), such further detailed information with respect to the operation of the Property and the financial affairs of Borrower or Grantor as may be reasonably requested by Lender.

               (f) Grantor shall furnish to Lender, within ten (10) Business Days after Lender's request (or as soon thereafter as may be reasonably possible), financial and sales information from any Tenant designated by Lender (to the extent such financial and sales information is required to be provided under the applicable Lease and same is received by Grantor after request therefor).

               (g) Borrower or Grantor will cause Indemnitor to furnish to Lender annually, within one hundred twenty (120) days following the end of each Fiscal Year of Indemnitor, financial statements audited by an independent certified public accountant, which shall include an annual balance sheet and profit and loss statement of Indemnitor, in the form reasonably required by Lender.

               (h) Any reports, statements or other information required to be delivered under this Agreement shall be delivered (i) in paper form, (ii) on a diskette, and (iii) if requested by Lender and within the capabilities of Borrower's or Grantor's data systems without change or modification thereto, in electronic form and prepared using a Microsoft Word for Windows or WordPerfect for Windows files (which files may be prepared using a spreadsheet program and saved as word processing files).

               5.1.12 BUSINESS AND OPERATIONS. Grantor will continue to engage in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property. Borrower and Grantor will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Property.

               5.1.13 TITLE TO THE PROPERTY. Grantor will warrant and defend (a) the title to the Property and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances) and (b) the validity and priority of the Liens of the Mortgage and the Assignment of Leases on the Property, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Grantor shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in the Property, other than as permitted hereunder, is claimed by another Person.

               5.1.14 COSTS OF ENFORCEMENT. In the event (a) that the Mortgage encumbering the Property is foreclosed in whole or in part or that the Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (b) of the foreclosure of any mortgage prior to or subsequent to the Mortgage encumbering the Property in which proceeding Lender is made a party, or (c) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or Grantor or any of their respective constituent Persons or an assignment by Borrower or Grantor or any of their respective constituent Persons for the benefit of its creditors, Borrower or Grantor, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees and costs, incurred by Lender, Grantor or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes.

               5.1.15 ESTOPPEL STATEMENT. (a) After request by Lender, Borrower and/or Grantor shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note,
(iii) the applicable interest rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt, if any, and (vi) that the Note, this Agreement, the Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

               (b) Grantor shall use commercially reasonable efforts to deliver to Lender upon request, tenant estoppel certificates from each commercial tenant leasing space at the Property in form and substance reasonably satisfactory to Lender provided that Grantor shall not be required to deliver such certificates more frequently than one (1) time in any calendar year.

               (c) Within thirty (30) days of request by Borrower and/or Grantor, Lender shall deliver to such party a statement setting forth the items described at (a)(i), (ii), (iii) and (iv) of this Section 5.1.15.

               5.1.16 LOAN PROCEEDS. Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in
Section 2.1.4.

               5.1.17 PERFORMANCE BY BORROWER. Borrower and Grantor shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by, or applicable to, Borrower or Grantor, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by, or applicable to, Borrower or Grantor without the prior written consent of Lender.

               5.1.18 CONFIRMATION OF REPRESENTATIONS. Borrower and Grantor shall deliver, in connection with any Securitization, (a) one or more Officer's Certificates certifying as to the accuracy of all representations made by Borrower and/or Grantor in the Loan Documents as of the date of the closing of such Securitization, and (b) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and/or Grantor and their respective members as of the date of the Securitization.

               5.1.19 NO JOINT ASSESSMENT. Grantor shall not suffer, permit or initiate the joint assessment of the Property (a) with any other real property constituting a tax lot separate from the Property, and (b) which constitutes real property with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of the Property.

               5.1.20 LEASING MATTERS. Any Leases with respect to the Property written after the Closing Date for more than the Relevant Leasing Threshold square footage shall be subject to the prior written approval of Lender, which approval may be given or withheld in the sole discretion of Lender. Lender shall approve or disapprove any such Lease within ten (10) Business Days of Lender's receipt of a final execution draft of such Lease (including all exhibits, schedules, supplements, addenda or other agreements relating thereto) and a written notice from Grantor requesting Lender's approval to such Lease, and such Lease shall be deemed approved, if Lender does not disapprove such Lease within said ten (10) Business Day period PROVIDED such written notice conspicuously states, in large bold type, that "PURSUANT TO SECTION 5.1.20 OF THE LOAN AGREEMENT, THE LEASE SHALL BE DEEMED APPROVED IF LENDER DOES NOT RESPOND TO THE CONTRARY WITHIN TEN (10) BUSINESS DAYS OF LENDER'S RECEIPT OF SUCH LEASE AND WRITTEN NOTICE". Grantor shall furnish Lender with executed copies of all Leases. All renewals of Leases and all proposed Leases shall provide for rental rates comparable to existing local market rates (unless such rental rates are otherwise set forth in the Leases executed prior to the Closing Date). All proposed Leases shall be on commercially reasonable terms and shall not contain any terms which would materially affect Lender's rights under the Loan Documents. All Leases executed after the Closing Date shall provide that they are subordinate to the Mortgage encumbering the Property and that the tenant thereunder agrees to attorn to Lender or any purchaser at a sale by foreclosure or power of sale. Grantor (i) shall observe and perform the obligations imposed upon the lessor under the Leases in a commercially reasonable manner; (ii) shall enforce the terms, covenants and conditions contained in the Leases upon the part of the tenant thereunder to be observed or performed in a commercially reasonable manner and in a manner not to impair the value of the Property involved except that no termination by Grantor or acceptance of surrender by a tenant of any Lease shall be permitted unless by reason of a tenant default and then only in a commercially reasonable manner to preserve and protect the Property PROVIDED, HOWEVER, that no such termination or surrender of any Lease covering more than the Relevant Leasing Threshold will be permitted without the written consent of Lender which consent may be withheld in the sole discretion of Lender; (iii) shall not collect any of the rents more than one (1) month in advance (other than security deposits); (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents (except as contemplated by the Loan Documents); (v) shall not alter, modify or change the terms of the Leases in a manner inconsistent with the provisions of the Loan Documents without the prior written consent of Lender, which consent may be withheld in the sole discretion of Lender; and (vi) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignment in connection with the Leases as Lender shall from time to time reasonably require. Notwithstanding the foregoing, Grantor may, without the prior written consent of Lender, terminate any Lease which demises less than the Relevant Leasing Threshold under any of the following circumstances: (i) the tenant under said Lease is in default beyond any applicable grace and cure period, and Grantor has the right to terminate such Lease; (ii) such termination is permitted by the terms of the Lease in question and Grantor has secured an obligation from a third party to lease the space under the Lease to be terminated at a rental equal to or higher than the rental due under the Lease to be terminated; and (iii) if the tenant under the Lease to be terminated, has executed a right under said Lease to terminate its lease upon payment of a termination fee to Grantor, and has in fact terminated its lease and paid said fee, Grantor may accept said termination.

               5.1.21 ALTERATIONS. Subject to the rights of tenants to make alterations pursuant to the terms of their respective Leases, Grantor shall obtain Lender's prior written consent to any alterations to any Improvements, which consent shall not be unreasonably withheld or delayed except with respect to alterations that may have a material adverse effect on Grantor's financial condition, the value of the Property or the Net Operating Income. Notwithstanding the foregoing, Lender's consent shall not be required in connection with any alterations that will not have a material adverse effect on Grantor's financial condition, the value of the Property or the Net Operating Income, provided that such alterations are made in connection with (a) tenant improvement work performed pursuant to the terms of any Lease executed on or before the Closing Date, (b) tenant improvement work performed pursuant to the terms and provisions of a Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements, (c) alterations performed in connection with the restoration of the Property after the occurrence of a casualty in accordance with the terms and provisions of this Agreement or (d) any structural alteration which costs less than $50,000.00 in the aggregate for all components thereof which constitute such alteration or any non-structural alteration which costs less than $100,000.00 in the aggregate for all components thereof which constitute such alteration. If the total unpaid amounts due and payable with respect to alterations to the Improvements at the Property (other than such amounts to be paid or reimbursed by tenants under the Leases) shall at any time equal or exceed $350,000.00 (the "THRESHOLD AMOUNT"), Grantor, upon Lender's request, shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Grantor's obligations under the Loan Documents any of the following: (A) cash, (B) U.S. Obligations, (C) other securities having a rating acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization, or (D) a completion bond or letter of credit issued by a financial institution having a rating by Standard & Poor's Ratings Group of not less than A-1+ if the term of such bond or letter of credit is no longer than three (3) months or, if such term is in excess of three (3) months, issued by a financial institution having a rating that is acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements on the Property (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount and, if cash, may be applied from time to time, at the option of Grantor, to pay for such alterations. At the option of Lender, following the occurrence and during the continuance of an Event of Default, Lender may terminate any of the alterations and use the deposit to restore the Property to the extent necessary to prevent any material adverse effect on the value of the Property.

               5.1.22 INTENTIONALLY OMITTED.

               5.1.23 INTENTIONALLY OMITTED.

               Section 5.2 NEGATIVE COVENANTS. From the Closing Date until payment and performance in full of all obligations of Borrower and/or Grantor under the Loan Documents or the earlier release of the Lien of the Mortgage encumbering the Property in accordance with the terms of this Agreement and the other Loan Documents, Borrower and Grantor each covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

               5.2.1 OPERATION OF PROPERTY. Grantor shall not, without the prior consent of Lender, terminate the Management Agreement or otherwise replace the Manager or enter into any other management agreement with respect to the Property unless the Manager is in default thereunder beyond any applicable grace or cure period, in which event no consent by Lender shall be required. Lender agrees that its consent will not be unreasonably withheld, delayed or conditioned provided that the Person chosen by Grantor as the replacement Manager is a Qualifying Manager and provided further that Grantor shall deliver an acceptable non-consolidation opinion covering such replacement Manager if such Person was not covered by such opinion delivered at the closing of the Loan.

               5.2.2 LIENS. Grantor shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of the Property or permit any such action to be taken, except:

               (i)       Permitted Encumbrances;

               (ii) Liens created by or related to Indebtedness permitted pursuant to the Loan Documents; and

               (iii) Liens for Taxes or Other Charges not yet due (or that Grantor is contesting in accordance with the terms of Section 5.1.2 hereof).

               5.2.3 DISSOLUTION. Neither Borrower nor Grantor shall (a) engage in any dissolution, liquidation or consolidation or merger with or into any other business entity, (b) in the case of Grantor, engage in any business activity not related to the ownership and operation of the Property, (c) transfer, lease or sell, in one transaction or any combination of transactions, the assets or all or substantially all of the properties or assets of Grantor except to the extent permitted by the Loan Documents, (d) modify, amend, waive or terminate its organizational documents or its qualification and good standing in any jurisdiction or (e) cause the Indemnitor to (i) dissolve, wind up or liquidate or take any action, or omit to take an action, as a result of which the Indemnitor would be dissolved, wound up or liquidated in whole or in part, or (ii) amend, modify, waive or terminate the formation documents of the Indemnitor, in each case, without obtaining the prior written consent of Lender or Lender's designee.

               5.2.4 CHANGE IN BUSINESS. Borrower shall not enter into any line of business other than the ownership and operation of the Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

               5.2.5 DEBT CANCELLATION. Neither Borrower nor Grantor shall cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower or Grantor by any Person, except for adequate consideration and in the ordinary course of Borrower's or Grantor's business.

               5.2.6 AFFILIATE TRANSACTIONS. Neither Borrower nor Grantor shall enter into, or be a party to, any transaction with an Affiliate of Borrower or Grantor or any of the partners of Borrower or Grantor except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or Grantor or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

               5.2.7 ZONING. Grantor shall not initiate or consent to any zoning reclassification of any portion of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

               5.2.8 ASSETS. Grantor shall not purchase or own any properties other than the Property owned by Grantor as of the Closing Date as reflected in the applicable Title Insurance Policy.

               5.2.9 DEBT. Neither Borrower nor Grantor shall create, incur or assume any Indebtedness other than the Debt or the guaranteed obligations under the Limited Guaranty except to the extent expressly permitted hereby.

               5.2.10 NO JOINT ASSESSMENT. Grantor shall not suffer, permit or initiate the joint assessment of the Property with (a) any other real property constituting a tax lot separate from the Property, or (b) any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the Lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

               5.2.11 INTENTIONALLY OMITTED.

               5.2.12 ERISA. (a) Neither Borrower nor Grantor shall engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, the Limited Guaranty, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction underERISA.

               (b) Each of Borrower and Grantor further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (A) Borrower or Grantor is not and does not maintain an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (B) Borrower or Grantor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) one or more of the following circumstances is true:

               (i) Equity interests in Borrower or Grantor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

               (ii) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrow Borrower or Grantor er are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 25l0.3-101(f)(2); or

               (iii) Borrower or Grantor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R.
        Section 2510.3-101(c) or (e).

               5.2.13 TRANSFERS. Unless such action is permitted by the provisions of this Section 5.2.13, neither Borrower nor Grantor will (i) sell, assign, convey, transfer or otherwise dispose of its interests in the Property or any part thereof, (ii) permit any owner, directly or indirectly, of an ownership interest in the Property, to transfer such interest, whether by transfer of stock or other interest in Grantor or any entity, or otherwise,
(iii) incur Indebtedness, (iv) mortgage, hypothecate or otherwise encumber or grant a security interest in the Property or any part thereof, (v) sell, assign, convey, transfer, mortgage, encumber, grant a security interest in, or otherwise dispose of any direct or indirect ownership interest in Borrower or Grantor, or permit any owner of an interest in Borrower or Grantor to do the same, or (vi) file a declaration of condominium with respect to the Property (any of the foregoing transactions, a "TRANSFER"). For purposes hereof, a "Transfer" shall not include (A) any issuance, sale or transfer of interests in Inland Western Retail Real Estate Trust, Inc., (B) transfer by devise or descent or by operation of law upon the death of a member of Borrower or Grantor, and (C) a sale, transfer or hypothecation of a membership interest in Borrower or Grantor, whichever the case may be, by the current member(s), as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such member (or a trust for the benefit of any such persons).

               (a) On and after the date that is twelve (12) months following the Closing Date, Lender shall not withhold its consent to a Transfer of the Property, provided that the following conditions are satisfied:

               (1) the transferree of the Property shall be a Special Purpose Entity (the "TRANSFEREE") which at the time of such transfer will be in compliance with the covenants contained in Section 5.1.1 and the representations contained in 4.1.30 hereof and which shall have assumed in writing (subject to the terms of Section 9.4 hereof) and agreed to comply with all the terms, covenants and conditions set forth in this Loan Agreement and the other Loan Documents, expressly including the covenants contained in Section 5.1.1 and the representations contained in 4.1.30 hereof;

               (2) if requested by Lender, Grantor shall deliver confirmation in writing from the Rating Agencies that such proposed Transfer will not cause a downgrading, withdrawal or qualification of the then current rating of any securities issued pursuant to such Securitization;

               (3) if Manager does not act as manager of the transferred Property then the manager of the Property must be a Qualifying Manager;

               (4) no Event of Default shall have occurred and be continuing;

               (5) if required or requested by any of the Rating Agencies, Grantor shall deliver a substantive non-consolidation opinion with respect to Transferee, which opinion shall be acceptable to Lender in its reasonable discretion;;

               (6) Grantor shall have paid (A) an assumption fee equal to one percent (1.0%) of the then outstanding principal balance of the Loan, and (B) the reasonable and customary third-party expenses (including reasonable attorneys' fees and disbursements) actually incurred by Lender in connection with such Transfer; PROVIDED, HOWEVER, no assumption fee shall be required for a Transfer of the Property to a Transferee acceptable to Lender in connection with a joint venture between Inland Western Retail Real Estate Trust, Inc. and an institution acceptable to Lender provided Inland Western Retail Real Estate Trust, Inc., or an Affiliate wholly-owned (directly or indirectly) by Inland Western Retail Real Estate Trust, Inc., owns at least twenty percent (20%) of the ownership interests in such Transferee and for which Inland Western Retail Real Estate Trust, Inc., or an Affiliate wholly-owned (directly or indirectly) by Inland Western Retail Real Estate Trust, Inc., is the managing entity and otherwise maintains operational and managerial control of such Transferee, provided that Grantor shall pay all of Lender's reasonable and customary third-party expenses (including reasonable attorneys' fees and disbursements) actually incurred by Lender in connection with such Transfer and a processing fee of $5,000.

Lender shall approve or disapprove any proposed Transfer governed by this
Section 5.2.13(a) within thirty (30) days of Lender's receipt of a written notice from Grantor requesting Lender's approval, provided such notice includes all information necessary to make such decision, and further provided that such written notice from Grantor shall conspicuously state, in large bold type, that "PURSUANT TO SECTION 5.2.13 OF THE LOAN AGREEMENT, A RESPONSE IS REQUIRED WITHIN THIRTY (30) DAYS OF LENDER'S RECEIPT OF THIS WRITTEN NOTICE". If Lender fails to disapprove any such matter within such period, Grantor shall provide a second written notice requesting approval, which written notice shall conspicuously state, in large bold type, that "PURSUANT TO SECTION 5.2.13 OF THE LOAN AGREEMENT, THE MATTER DESCRIBED HEREIN SHALL BE DEEMED APPROVED IF LENDER DOES NOT RESPOND TO THE CONTRARY WITHIN TEN (10) DAYS OF LENDER'S RECEIPT OF THIS WRITTEN NOTICE". Thereafter, if Lender does not disapprove such matter within said ten (10) day period such matter shall be deemed approved.

               (b) On and after the date that is twelve (12) months following the Closing Date, Lender shall not withhold its consent to, and shall not charge an assumption fee in connection with, (1) a Transfer of up to, in the aggregate, forty-nine percent (49%) of the direct or indirect ownership interests in Grantor, or (2) a Transfer of greater than forty-nine percent (49%) of the direct or indirect ownership interest in Grantor, PROVIDED that (A) such transfer is to a Qualified Entity (as defined below), and (B) Grantor shall pay all of Lender's reasonable and customary third-party expenses (including reasonable attorneys' fees and disbursements) actually incurred by Lender in connection with such Transfer and a processing fee of $5,000. For purposes of this Agreement, a "QUALIFIED ENTITY" shall mean an entity (x) with a net worth of $200,000,000 or more, (y) with sufficient experience (determined by Lender in its reasonable discretion) in the ownership and management of properties similar to the Property, and (z) which owns or manages retail properties containing at least 1,000,000 square feet of gross leasable area. If required or requested by any of the Rating Agencies, Grantor shall deliver a substantive non-consolidation opinion with respect to any party not now owning more than 49% of the ownership interests in Grantor acquiring more than 49% of the ownership interests in Grantor.

               (c) Notwithstanding anything in this Section 5.2.13 to the contrary, on or after the date that is twelve (12) months after the Closing Date, Grantor shall be permitted to Transfer the entire Property in a single transaction to one newly-formed Special Purpose Entity which shall be wholly-owned subsidiary of Inland Western Retail Real Estate Trust, Inc. ("PERMITTED AFFILIATE TRANSFEREE") which shall be approved by Lender in its reasonable discretion ("PERMITTED AFFILIATE TRANSFER"), provided (1) no Event of Default shall have occurred and be continuing, (2) the creditworthiness of Inland Western Retail Real Estate Trust, Inc., as applicable, has not deteriorated, in the sole discretion of Lender, from the Closing Date to the date of the proposed Transfer, and (3) Grantor shall have paid all reasonable and customary third party expenses (including reasonable attorneys' fees and disbursements) actually incurred by Lender in connection with such Transfer (but not any assumption or processing fee).

               (d) Grantor, without the consent of Lender, may grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, parking, water and sewer lines, telephone and telegraph lines, electric lines and other utilities or for other similar purposes, provided that no transfer, conveyance or encumbrance shall materially impair the utility and operation of the Property or materially adversely affect the value of the Property or the Net Operating Income of the Property. If Grantor shall receive any consideration in connection with any of said described transfers or conveyances, Grantor shall have the right to use any such proceeds in connection with any alterations performed in connection therewith, or required thereby. In connection with any transfer, conveyance or encumbrance permitted above, the Lender shall execute and deliver any instrument reasonably necessary or appropriate to evidence its consent to said action or to subordinate the Lien of the Mortgage to such easements, restrictions, covenants, reservations and rights of way or other similar grants upon receipt by the Lender of: (A) a copy of the instrument of transfer; and (B) an Officer's Certificate stating with respect to any transfer described above, that such transfer does not materially impair the utility and operation of the Property or materially reduce the value of the Property or the Net Operating Income of the Property.

                                   ARTICLE VI

                        INSURANCE; CASUALTY; CONDEMNATION

               Section 6.1 INSURANCE. (a) Grantor shall obtain and maintain, or shall cause Anchor Tenant to maintain, insurance for Grantor and the Property providing at least the following coverages:

               (i) comprehensive all risk insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of Ten Thousand and No/100 Dollars ($10,000) for all such insurance coverage; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. In addition, Grantor shall obtain: (y) if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall require; and (z) earthquake insurance in amounts and in form and substance satisfactory to Lender in the event the Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i).

               (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined limit, including umbrella coverage, of not less than Five Million and No/100 Dollars ($5,000,000.00); (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in
        Article 9 of the Mortgage to the extent the same is available;

               (iii) business income insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) covering rental losses or business interruption, as may be applicable, for a period of at least eighteen (18) months after the date of the casualty; and (D) in an annual amount equal to (100%) of the rents or estimated gross revenues from the operation of the Property (as reduced to reflect expenses not incurred during a period of Restoration). The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Grantor's reasonable estimate of the gross income from the Property for the succeeding twelve (12) month period. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note or the Limited Guaranty; PROVIDED, HOWEVER, that nothing herein contained shall be deemed to relieve Grantor of its obligations to pay the obligations guarantied by the Limited Guaranty on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

               (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection (i) above, (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

               (v) workers' compensation, subject to the statutory limits of the State;

               (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

               (vii) umbrella liability insurance in an amount not less than Twenty Five Million and No/100 Dollars ($25,000,000.00) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above;

               (viii) if any of the policies of insurance covering the risks required to be covered under subsections (i) through (vii) above contains an exclusion from coverage for acts of terrorism, Grantor shall obtain and maintain a separate policy providing such coverages in the event of any act of terrorism, provided such coverage is commercially available for properties similar to the Property and located in or around the region in which the Property is located. Notwithstanding the foregoing, Grantor shall not be required to obtain such a policy, provided (1) Grantor confirms to Lender, in writing, that it shall protect and hold Lender harmless from any losses associated with such risks by, among other things, either (A) depositing with Lender sums sufficient to pay for all uninsured costs related to a Restoration of the Property following any act of terrorism (which sum shall be treated as a Net Proceeds Deficiency), or (B) provided such act of terrorism occurs on or after the Permitted Prepayment Date, prepaying the Loan in accordance with the terms hereof; (II) Inland Western Retail Real Estate Trust, Inc. ("TERRORISM INSURANCE GUARANTOR") executes a guaranty, in form and substance satisfactory to Lender, guaranteeing in the event of any act of terrorism, payment to Lender of any sums that Grantor is obligated to pay to Lender under clause (I) above (which shall be applied in accordance with Section 6.4 hereof) and (III) Terrorism Insurance Guarantor maintains a net worth of at least $300,000,000 (as determined by such entity's most recent audited financial statements), such entity maintains a direct or indirect ownership interest in Grantor, and the aggregate loan-to-value ratio (as determined by Lender) ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 55%, however, Terrorism Insurance Guarantor may exceed the 55% LTV for a period not to exceed six (6) months out of any twelve (12) month period either 1) during the time period when Terrorism Insurance Guarantor is offering securities to the public, or 2) when in the business judgement of Terrorism Insurance Guarantor, exceeding an LTV of 55% is necessary given existing circumstances of the credit environment, but in no event shall the LTV exceed 65% if Terrorism Insurance Guarantor maintains a net worth greater than or equal to $300,000,000, but less than $400,000,000, or 70% if Terrorism Insurance Guarantor maintains a net worth of at least $400,000,000.

               (ix) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

               (b) All insurance provided for in Section 6.1(a) shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the approval of Lender as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a rating of "A:X" or better in the current Best's Insurance Reports and a claims paying ability rating of "AA" or better by at least two (2) of the Rating Agencies including,
(i) Standard & Poor's Ratings Group, and (ii) Moody's

Investors Services, Inc. if Moody's Investors Service, Inc. is rating the Securities. The Policies described in Section 6.1 (other than those strictly limited to liability protection) shall designate Lender as loss payee. Not less than thirty (30) days prior to the expiration dates of the Policies theretofore furnished to Lender, certificates of insurance evidencing the Policies accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), shall be delivered by Grantor to Lender.

               (c) Any blanket insurance Policy shall specifically allocate to the Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section 6.1(a).

               (d) All Policies of insurance provided for or contemplated by
Section 6.1(a), except for the Policy referenced in Section 6.1(a)(v), shall name Grantor, or the Tenant, as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

               (e) All Policies of insurance provided for in Section 6.1 (a) shall contain clauses or endorsements to the effect that:

               (i) no act or negligence of Grantor, or anyone acting for Grantor, or of any Tenant or other occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

               (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' written notice to Lender and any other party named therein as an additional insured;

               (iii) the issuers thereof shall give written notice to Lender if the Policy has not been renewed fifteen (15) days prior to its expiration; and

               (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

               (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, after ten (10) Business Days written notice to Grantor, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate. All premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Grantor to Lender upon demand and, until paid, shall be secured by the Mortgage and shall bear interest at the Default Rate. If Grantor fails in so insuring the Property or in so assigning and delivering the Policies, Lender may, at its option, obtain such insurance using such carriers and agencies as Lender shall elect from year to year and pay the premiums therefor, and Grantor will reimburse Lender for any premium so paid, with interest thereon as stated in the Note from the time of payment, on demand, and the amount so owning to Lender shall be secured by the Mortgage. The insurance obtained by Lender may, but need not, protect Grantor's interest and the coverage that Lender purchases may not pay any claim that Grantor makes or any claim that is made against Grantor in connection with the Property.

               Section 6.2 CASUALTY. If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Grantor (a) shall give to Lender prompt notice of such damage reasonably estimated by Grantor to cost more than One Hundred Thousand Dollars ($100,000.00) to repair, and (b) shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be reasonably approved by Lender (a "RESTORATION") and otherwise in accordance with Section 6.4. Grantor shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Grantor.

               Section 6.3 CONDEMNATION. Grantor shall promptly give Lender notice of the actual or threatened commencement of any proceeding for the Condemnation of the Property and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Grantor shall from time to time deliver to Lender all instruments requested by it to permit such participation. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through Condemnation or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Grantor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any Award shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Grantor shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 6.4. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

               Section 6.4 RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

               (a) If the Net Proceeds shall be less than Relevant Restoration Threshold and the costs of completing the Restoration shall be less than the Relevant Restoration Threshold, the Net Proceeds will be disbursed by Lender to Grantor upon receipt, provided that all of the conditions set forth in clauses (A), (E), (F), (G), (H), (J) and (L) of Section 6.4(b)(i) below are met and Grantor delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

               (b) If the Net Proceeds are equal to or greater than the Relevant Restoration Threshold or the costs of completing the Restoration is equal to or greater than the Relevant Restoration Threshold, then in either case, Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 6.4(b). The term "NET PROCEEDS" for purposes of this
Section 6.4 shall mean: (x) the net amount of all insurance proceeds received by Lender pursuant to Section 6.1 (a)(i), (iv), (vi) and (viii) as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("INSURANCE PROCEEDS"), or (y) the net amount of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("CONDEMNATION PROCEEDS"). whichever the case may be.

               (i) The Net Proceeds shall be made available to Grantor for Restoration provided that each of the following conditions are met:

                              (A) no Event of Default shall have occurred and be
                         continuing;

                              (B)(1) in the event the Net Proceeds are Insurance
                         Proceeds, and (x) less than twenty-five percent (25%) of the total floor area of the Improvements on the Property has been damaged, destroyed or rendered unusable as a result of such fire or other casualty, or
                         (y) Grantor is required under a Lease exceeding the Relevant Leasing Threshold to use the Net Proceeds for the restoration of the Property, or (2) in the event the Net Proceeds are Condemnation Proceeds, and (x) 1ess than ten percent (10%) of the land constituting the Property is taken, and such land is located along the perimeter or periphery of the Property, and no portion of the Improvements is located on such land, or
                         (y) Grantor is required under a Lease exceeding the Relevant Leasing Threshold to use the Net Proceeds for the restoration of the Property;

                              (C) Leases demising in the aggregate a percentage
                         amount equal to or greater than the Rentable Space Percentage of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be, and will make all necessary repairs and restorations thereto at their sole cost and expense. The term "RENTABLE SPACE PERCENTAGE" shall mean (x) in the event the Net Proceeds are Insurance Proceeds, a percentage amount equal to fifty percent (50%) and (y) in the event the

                         Net Proceeds are Condemnation Proceeds, a percentage amount equal to fifty percent (50%);

                              (D) Grantor shall commence the Restoration as soon
                         as reasonably practicable (but in no event later than ninety (90) days after such damage or destruction or taking, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;

                              (E) Lender shall be satisfied that any operating
                         deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 6.1(a)(iii), if applicable, or
                         (3) by other funds of Grantor;

                              (F) Lender shall be satisfied that the Restoration
                         will be completed on or before the earliest to occur of
                         (1) the Maturity Date, (2) the earliest date required for such completion under the terms of any Leases, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable or (4) the expiration of the insurance coverage referred to in Section 6.l(a)(iii);

                              (G) the Property and the use thereof after the
                         Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations provided, however, that compliance with such zoning laws, ordinances, rules and regulations (including, without limitation, parking requirements) will not require restoration of the Improvements or the Property to a size, condition, or configuration materially different than that which existed immediately prior to such Casualty or taking;

                              (H) the Restoration shall be done and completed by
                         Grantor in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable environmental laws);

                              (I) such fire or other casualty or taking, as
                         applicable, does not result in the loss of access to the Property or the related Improvements;

                              (J) the Debt Service Coverage Ratio, after giving
                         effect to the Restoration, shall be equal to or greater than 2.35:1.0;

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

                              (K) Grantor shall deliver or cause to be delivered
                         to Lender a signed detailed budget approved in writing by Grantor's architect or engineer stating the entire cost of completing the Restoration, which budget should be consistent with restoration budgets of similar retail properties then owned and operated by nationally recognized owners and operators of retail properties located in the areas in which the Property is located; and

                              (L) the Net Proceeds together with any cash or
                         cash equivalent deposited by Grantor with Lender are sufficient in Lender's discretion to cover the cost of the Restoration.

               (ii) The Net Proceeds shall be held by Lender in an interest bearing account and, until disbursed in accordance with the provisions of this Section 6.4(b), shall constitute additional security for the Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Grantor from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed to be paid for out of the requested disbursement in connection with the Restoration have been performed, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy.

               (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "CASUALTY CONSULTANT"), such review and acceptance not to be unreasonably withheld or delayed. Lender shall have the use of the plans and specifications and all permits, 1icenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant, such review and acceptance not to be unreasonably withheld or delayed. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Grantor.

               (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, MINUS the Casualty Retainage. The term "CASUALTY RETAINAGE" shall mean an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 6.4(b), be less than the amount actually held back by Grantor from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 6.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; PROVIDED, HOWEVER, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy, and Lender receives an endorsement to the Title Insurance Policy insuring the continued priority of the lien of the Mortgage and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

               (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

               (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Grantor shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 6.4(b) shall constitute additional security for the Debt and other obligations under the Loan Documents.

               (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this
        Section 6.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Grantor, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents.

               (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Grantor as excess Net Proceeds pursuant to Section 6.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its sole discretion shall deem proper (provided no Event of Default exists, such Grantor shall not be required to pay any Prepayment Consideration in connection with such payment), or, at the discretion of Lender, the same may be paid, either in whole or in part, to Grantor for such purposes as Lender shall designate, in its discretion.

               (d) In the event of foreclosure of the Mortgage with respect to the Property, or other transfer of title to the Property in extinguishment in whole or in part of the Debt all right, title and interest of Grantor in and to the Policies that are not blanket Policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

               (e) Lender shall with reasonable promptness following any Casualty or Condemnation notify Grantor whether or not Net Proceeds are required to be made available to Grantor for restoration pursuant to this Section 6.4. All Net Proceeds not required to be made available for Restoration shall be retained and applied by Lender in accordance with SECTION 2.3.2(a) hereof (a "NET PROCEEDS PREPAYMENT"). If such Net Proceeds Prepayment shall be equal to or greater than THIRTY MILLION and 00/100 Dollars ($30,000,000.00), Borrower shall have the right to elect to prepay the remaining outstanding principal balance of the Note (a "CASUALTY/CONDEMNATION PREPAYMENT") in accordance with SECTION 2.3.2(b) hereof upon satisfaction of the following conditions: (i) within thirty
(30) days following the date of the Net Proceeds Prepayment, Borrower shall provide Lender with written notice of Borrower's intention to pay the Note in full, (ii) Borrower shall prepay the Note in accordance with Section 2.3.2(b) hereof on or before the second Payment Date occurring following the date of the Net Proceeds Prepayment, and (iii) no Event of Default shall exist on the date of such Casualty/Condemnation Prepayment. Notwithstanding anything in Section
6.2 or Section 6.3 to the contrary, Borrower shall have no obligation to commence Restoration of the Property upon delivery of the written notice set forth in clause (i) of the preceding sentence (unless Borrower subsequently shall fail to satisfy the requirement of clause (ii) of the preceding sentence).

                                   ARTICLE VII

                                  RESERVE FUNDS

               Section 7.1 REQUIRED REPAIR FUNDS.

               7.1.1 DEPOSITS. Grantor shall perform the repairs at the Property, if any, as more particularly set forth on SCHEDULE III hereto (such repairs hereinafter referred to as "REQUIRED REPAIRS") within nine (9) months from the Closing Date, or such earlier time as specified on

SCHEDULE III. If Grantor has not delivered to Lender evidence reasonably satisfactory to Lender that it has completed all Required Repairs on or before the date that is nine (9) months from the Closing Date, or such earlier time as specified on SCHEDULE III, Grantor shall deposit with Lender the amount for the Property set forth on such SCHEDULE III hereto, if any (less the amount allocated to the performance of Required Repairs for which evidence of completion has been delivered to Lender), to perform the Required Repairs for the Property. Amounts so deposited with Lender, if any, shall be held by Lender in an interest bearing account. Amounts so deposited, if any, shall hereinafter be referred to as Grantor's "REQUIRED REPAIR FUND" and the account, if any, in which such amounts are held shall hereinafter be referred to as Grantor's "REQUIRED REPAIR ACCOUNT". It shall be an Event of Default under this Agreement if Grantor does not either (i) does not deposit with Lender the Required Repair Fund as set forth above, or (ii) complete the Required Repairs at the Property within twelve (12) months from the Closing Date. Upon the occurrence of such an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs at the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

               7.1.2 RELEASE OF REQUIRED REPAIR FUNDS. Lender shall disburse to Grantor the Required Repair Funds from the Required Repair Account from time to time upon satisfaction by Grantor of each of the following conditions: (i) Grantor shall submit a written request for payment to Lender at least fifteen
(15) days prior to the date on which Grantor requests such payment be made and specifies the Required Repairs to be paid, (ii) on the date such request is received by Lender and on the date such payment is to be made, no Default or Event of Default shall exist and remain uncured, (iii) Lender shall have received a certificate from Grantor (A) stating that all Required Repairs at the Property to be funded by the requested disbursement have been completed in good and workmanlike manner and in accordance with all applicable federal, state and local laws, rules and regulations, such certificate to be accompanied by a copy of any license, permit or other approval by any Governmental Authority required to commence and/or complete the Required Repairs, (B) identifying each Person that supplied materials or labor in connection with the Required Repairs performed at the Property to be funded by the requested disbursement under a contract in excess of $50,000, and (C) stating that each Person who has supplied materials or labor in connection with the Required Repairs to be funded by the requested disbursement has been paid in full or will be paid in full upon such disbursement, such certificate to be accompanied by lien waivers or other evidence of payment satisfactory to Lender, (iv) at Lender's option, a title search for the Property indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender, and (v) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs at the Property to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Grantor. Lender shall not be required to make disbursements from the Required Repair Account with respect to the Property more than once each calendar month and such disbursement shall be made only upon satisfaction of each condition contained in this Section 7.1.2.

               Section 7.2 TAX AND INSURANCE ESCROW FUND.

        Borrower or Grantor shall pay to Lender on each Payment Date (a) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty (30) days prior to their respective due dates and (b) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies, (said amounts in (a) and (b) above are hereinafter called the "TAX AND INSURANCE ESCROW FUND"). The Tax and Insurance Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower or Grantor to Lender. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Grantor pursuant to this Agreement and under the Mortgage. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums) or from Grantor without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof, provided, however, Lender shall use reasonable efforts to pay such real property taxes sufficiently early to obtain the benefit of any available discounts of which it has knowledge. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums, Lender shall, in its sole discretion, return any excess to Grantor or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. The Tax and Insurance Escrow Fund shall be held by Lender in an interest-bearing account and shall at Lender's option be held in Eligible Account at an Eligible Institution. Any interest earned on said account shall accrue in said account for the benefit of Grantor, but shall remain in and constitute part of the Tax and Insurance Escrow Fund, and shall be disbursed in accordance with the terms hereof. Any amount remaining in the Tax and Insurance Escrow Fund after the Debt has been paid in full shall be returned to Grantor. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Property. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay Taxes or Insurance Premiums by the dates set forth above, Lender shall notify Grantor of such determination and Borrower or Grantor shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes or Insurance Premiums.

        Notwithstanding anything to the contrary hereinbefore contained, in the event that Grantor provides (1) evidence satisfactory to Lender that the Property is insured in accordance with SECTION 6.1 of this Agreement and (2) evidence satisfactory to Lender that the Taxes for the Property have been paid in accordance with the requirements set forth in this Agreement, Lender will waive the requirement set forth herein for Borrower or Grantor to make deposits into the Tax and Insurance Escrow Fund for the payment of Insurance Premiums and for payment of such Taxes, provided, however, Lender expressly reserves the right to require Borrower or Grantor to make deposits to the Tax and Insurance Escrow Fund for the payment of Insurance Premiums if at any time the Property is not insured in accordance with SECTION 6.1 of this Agreement or Taxes are not paid in accordance with the requirements of this Agreement.

               Section 7.3 REPLACEMENTS AND REPLACEMENT RESERVE.

               Section 7.3.1 REPLACEMENT RESERVE FUND. Borrower or Grantor shall pay to Lender on the Closing Date and on each Payment Date one twelfth of the amount (the "REPLACEMENT RESERVE MONTHLY DEPOSIT") reasonably estimated by Lender in its sole discretion to be due for replacements and repairs required to be made to the Property during the calendar year (collectively, the "REPLACEMENTS"), which Replacement Reserve Monthly Deposit shall be in an amount equal to no less than $0.15 per year per square foot of gross leasable area. Amounts so deposited shall hereinafter be referred to as Borrower's "REPLACEMENT RESERVE FUND" and the account in which such amounts are held shall hereinafter be referred to as Borrower's "REPLACEMENT RESERVE ACCOUNT". Lender may reassess its estimate of the amount necessary for the Replacement Reserve Fund from time to time, and may increase the monthly amounts required to be deposited into the Replacement Reserve Fund upon thirty (30) days notice to Borrower if Lender determines in its reasonable discretion that an increase is necessary to maintain the proper maintenance and operation of the Property. Any amount held in the Replacement Reserve Account and allocated for the Property shall be retained by Lender in an interest bearing account, or, at the option of Lender, in an Eligible Account at an Eligible Institution; PROVIDED, HOWEVER, that, any interest earned on said account shall accrue in said account for the benefit of Borrower, but shall remain in and constitute part of the Replacement Reserve Fund, and shall be disbursed in accordance with the terms hereof.

               Notwithstanding anything to the contrary in this Section 7.3, Borrower shall not be required to make Replacement Reserve Monthly Deposits, provided that: (i) no Event of Default shall have occurred; and (ii) Borrower makes all necessary Replacements and otherwise maintains the Property to Lender's satisfaction. Upon notice from Lender following: (a) an Event of Default; or (b) the failure of Borrower to make necessary Replacements or otherwise maintain the Property to Lender's satisfaction, Borrower or Grantor shall begin to deposit the Replacement Reserve Monthly Deposit into the Replacement Reserve Fund beginning on the Payment Date (as defined herein) immediately following the date of such notice.

        Section 7.3.2 DISBURSEMENTS FROM REPLACEMENT RESERVE ACCOUNT.

               (a) Lender shall make disbursements from the Replacement Reserve Account to pay Grantor only for the costs of the Replacements. Lender shall not be obligated to make disbursements from the Replacement Reserve Account to reimburse Grantor for the costs of routine maintenance to the Property or for costs which are to be reimbursed from the Required Repair Fund (if any).

               (b) Lender shall, upon written request from Grantor and satisfaction of the requirements set forth in this Section 7.3.2, disburse to Grantor amounts from the Replacement Reserve Account necessary to pay for the actual approved costs of Replacements or to reimburse Grantor therefor, upon completion of such Replacements (or, upon partial completion in the case of Replacements made pursuant to Section 7.3.2(f)) as determined by Lender. In no event shall Lender be obligated to disburse funds from the Replacement Reserve Account if a Default or an Event of Default exists.

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

               (c) Each request for disbursement from the Replacement Reserve Account shall be in a form specified or approved by Lender and shall specify (i) the specific Replacements for which the disbursement is requested, (ii) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Replacement for which such request for disbursement is made. With each request Grantor shall certify that all Replacements have been made in accordance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the Property to which the Replacements are being provided and, unless Lender has agreed to issue joint checks as described below, each request shall include evidence of payment of all such amounts. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided. Except as provided in Section 7.3.2(e), each request for disbursement from the Replacement Reserve Account shall be made only after completion of the Replacement for which disbursement is requested. Grantor shall provide Lender evidence of completion satisfactory to Lender in its reasonable judgment.

               (d) Grantor shall pay all invoices in connection with the Replacements with respect to which a disbursement is requested prior to submitting such request for disbursement from the Replacement Reserve Account or, at the request of Grantor, Lender will issue joint checks, payable to Grantor and the contractor, supplier, materialman, mechanic, subcontractor or other party to whom payment is due in connection with a Replacement. In the case of payments made by joint check, Lender may require a waiver of lien from each Person receiving payment prior to Lender's disbursement from the Replacement Reserve Account. In addition, as a condition to any disbursement, Lender may require Grantor to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $100,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request (or, in the event that payment to such contractor, supplier, subcontractor, mechanic or materialmen is to be made by a joint check, the release of lien shall be effective through the date covered by the previous release of funds request).

               (e) If (i) the cost of a Replacement exceeds $100,000, (ii) the contractor performing such Replacement requires periodic payments pursuant to terms of a written contract, and (iii) Lender has approved in writing in advance such periodic payments, a request for reimbursement from the Replacement Reserve Account may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of the work, (B) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (C) all other conditions in this Agreement for disbursement have been satisfied, (D) funds remaining in the Replacement Reserve Account are, in Lender's judgment, sufficient to complete such Replacement and other Replacements when required, and (E) if required by Lender, each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

               (f) Grantor shall not make a request for disbursement from the Replacement Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) the total cost of all Replacements in any request shall not be less than $5,000.00.

        Section 7.3.3  PERFORMANCE OF REPLACEMENTS.

               (g) Grantor shall make Replacements when required in order to keep the Property in condition and repair consistent with other first class, full service retail properties in the same market segment in the metropolitan area in which the Property is located, and to keep the Property or any portion thereof from deteriorating. Grantor shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

               (h) Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials under contracts for an amount in excess of $100,000 in connection with the Replacements performed by Grantor. Upon Lender's request, Grantor shall assign any contract or subcontract to Lender.

               (i) In the event Lender determines in its reasonable discretion that any Replacement is not being performed in a workmanlike or timely manner or that any Replacement has not been completed in a workmanlike or timely manner, and such failure continues to exist for more than thirty (30) days after notice from Lender to Grantor, Lender shall have the option to withhold disbursement for such unsatisfactory Replacement and to proceed under existing contracts or to contract with third parties to complete such Replacement and to apply the Replacement Reserve Fund toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Grantor and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.

               (j) In order to facilitate Lender's completion or making of the Replacements pursuant to Section 7.3.3(c) above, Grantor grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Replacements and/or employ watchmen to protect the Property from damage, subject to the rights of Tenants. All sums so expended by Lender, to the extent not from the Replacement Reserve Fund, shall be deemed to have been advanced under the Loan and guarantied by the Limited Guaranty. For this purpose Grantor constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Grantor. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked but shall only be effective following an Event of Default. Grantor empowers said attorney-in-fact as follows: (i) to use any funds in the Replacement Reserve Account for the purpose of making or completing the Replacements; (ii) to make such additions, changes and corrections to the Replacements as shall be necessary or desirable to complete the Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become Liens against the Property, or as may be necessary or desirable for the completion of the

Replacements, or for clearance of title; (v) to execute all applications and certificates in the name of Grantor which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with the Property or the rehabilitation and repair of the Property; and (vii) to do any and every act which Grantor might do in its own behalf to fulfill the terms of this Agreement.

               (k) Nothing in this Section 7.3.3 shall: (i) make Lender responsible for making or completing the Replacements; (ii) require Lender to expend funds in addition to the Replacement Reserve Fund to make or complete any Replacement; (iii) obligate Lender to proceed with the Replacements; or (iv) obligate Lender to demand from Grantor additional sums to make or complete any Replacement.

               (1) Grantor shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties making Replacements pursuant to this Section 7.3.3 to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any Replacements made pursuant to this Section 7.3.3. Grantor shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 7.3.3(f) or the completion of Replacements pursuant to this Section 7.3.3.

               (m) Lender may require an inspection of the Property at Grantor's expense prior to making a monthly disbursement in excess of $10,000 from the Replacement Reserve Account in order to verify completion of the Replacements for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve Account. Grantor shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent qualified professional.

               (n) The Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those Liens existing on the date of this Agreement which have been approved in writing by Lender).

               (o) Before each disbursement from the Replacement Reserve Account, Lender may require Grantor to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Property since the date of recordation of the Mortgage and that title to the Property is free and clear of all Liens (other than the lien of the Mortgage and any other Liens previously approved in writing by Lender, if any).

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               (p) All Replacements shall comply with all applicable Legal
Requirements of all Governmental Authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

               (q) In addition to any insurance required under the Loan Documents, Grantor shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender.

        Section 7.3.4 FAILURE TO MAKE REPLACEMENTS. (a) It shall be an Event of Default under this Agreement if Grantor fails to comply with any provision of this Section 7.3 and such failure is not cured within thirty (30) days after notice from Lender; PROVIDED, HOWEVER, if such failure is not capable of being cured within said thirty (30) day period, then provided that Grantor commences action to complete such cure and thereafter diligently proceeds to complete such cure, such thirty (30) day period shall be extended for such time as is reasonably necessary for Grantor, in the exercise of due diligence, to cure such failure, but such additional period of time shall not exceed sixty (60) days. Upon the occurrence of such an Event of Default, Lender may use the Replacement Reserve Fund (or any portion thereof) for any purpose, including but not limited to completion of the Replacements as provided in Section 7.3.3, or for any other repair or replacement to the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Replacement Reserve Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

               (s) Nothing in this Agreement shall obligate Lender to apply all or any portion of the Replacement Reserve Fund on account of an Event of Default to payment of the Debt or in any specific order or priority.

        Section 7.3.5 BALANCE IN THE REPLACEMENT RESERVE ACCOUNT. The insufficiency of any balance in the Replacement Reserve Account shall not relieve Grantor from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

        Section 7.3.6 INDEMNIFICATION. Grantor shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the performance of the Replacements unless the same are solely due to gross negligence or willful misconduct of Lender. Grantor shall assign to Lender all rights and claims Grantor may have against all persons or entities supplying labor or materials in connection with the Replacements; PROVIDED, HOWEVER, that Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured.

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               Section 7.4 HOME DEPOT EXERCISE CONSIDERATION RESERVE. In the
event Lender receives the Home Depot Exercise Consideration pursuant to Section
2.7 hereof, Lender shall hold such amount in an escrow account as additional collateral for the Grantor's obligations under the Limited Guaranty (the "Home Depot Exercise Consideration Reserve"). Amounts so deposited with Lender, if any, shall be held by Lender in an interest bearing account, and interest thereon shall accrue for the benefit of Grantor, but shall remain in, and constitute part of, the Home Depot Exercise Consideration Reserve.

               Section 7.5 INTENTIONALLY OMITTED.

               Section 7.6 INTENTIONALLY OMITTED.

               Section 7.7 RESERVE FUNDS, GENERALLY.

               7.7.1 Borrower and Grantor grant to Lender a first-priority perfected security interest in each of the Reserve Funds and any and all monies now or hereafter deposited in each Reserve Fund as additional security for payment of the Debt. Until expended or applied in accordance herewith, the Reserve Funds shall constitute additional security for the Debt.

               7.7.2 Upon the occurrence of an Event of Default, Lender may, in addition to any and all other rights and remedies available to Lender, apply any sums then present in any or all of the Reserve Funds to the payment of the Debt in any order in its sole discretion.

               7.7.3 The Reserve Funds shall not constitute trust funds and may be commingled with other monies held by Lender.

               7.7.4 Intentionally omitted.

               7.7.5 Neither Borrower nor Grantor shall, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any Reserve Fund or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

               7.7.6 Lender shall not be liable for any loss sustained on the investment of any funds constituting the Reserve Funds unless occasioned by the gross negligence or willful misconduct of Lender.

               7.7.7 Upon payment in full of the Debt and performance of all other obligations under this Agreement and the other Loan Documents, Lender shall disburse to Grantor all remaining Reserve Funds.

                                  ARTICLE VIII

                                    DEFAULTS

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               Section 8.1 EVENT OF DEFAULT. (a) Each of the following events shall constitute an event of default hereunder (an "EVENT OF DEFAULT"):

               (i) if any portion of the Debt is not paid within five (5) days of the applicable due date;

               (ii) if any of the Taxes or Other Charges are not paid prior to the date when the same become delinquent, except to the extent that Grantor is contesting same in accordance with the terms of Section 5.1.2 hereof, or there are sufficient funds in the Tax and Insurance Escrow Fund to pay such Taxes or Other Charges and Lender fails to or refuses to release the same from the Tax and Insurance Escrow Fund;

               (iii) if the Policies are not kept in full force and effect, or if certified copies of the Policies are not delivered to Lender within ten (10) days of request;

               (iv) if Grantor transfers or encumbers any portion of the Property without Lender's prior written consent (to extent such consent is required) or otherwise violates the provisions of Section 5.2.13 of this Loan Agreement;

               (v) if any material representation or warranty made by Borrower or Grantor herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made;

               (vi) if Borrower or Grantor or indemnitor or any guarantor under any guaranty or indemnity issued in connection with the Loan shall make an assignment for the benefit of creditors;

               (vii) if a receiver, liquidator or trustee shall be appointed for Borrower or Grantor or any guarantor or indemnitor under any guarantee or indemnity issued in connection with the Loan or if Borrower or Grantor or such guarantor or indemnitor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or Grantor or such guarantor or indemnitor, or if any proceeding for the dissolution or liquidation of Borrower or Grantor or such guarantor or indemnitor shall be instituted; PROVIDED, HOWEVER, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or Grantor or such guarantor or indemnitor, upon the same not being discharged, stayed or dismissed within one hundred eighty (180) days;

               (viii) if Borrower or Grantor attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

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               (ix)      if Borrower or Grantor breaches any of its respective
        negative covenants contained in Section 5.2 or any covenant contained in
        Section 4.1.30 hereof;

               (x) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower or Grantor shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

               (xi) if any of the assumptions contained in any Insolvency Opinion or Additional Insolvency Opinion are or shall become untrue in any material respect;

               (xii) if Borrower or Grantor shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xi) above, for ten (10) days after notice to Borrower or Grantor from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; PROVIDED, HOWEVER, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower or Grantor shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower or Grantor in the exercise of due diligence to cure such Default, such additional period not to exceed one hundred eighty (180) days; or

               (xiii) if there shall be default under any of the other Loan Documents beyond any applicable cure periods contained in such documents, whether as to Borrower or Grantor or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt.

               (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Lender may take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower or Grantor and in the Property, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or a11 rights or remedies provided in the Loan Documents against Borrower or Grantor and the Property, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower or Grantor hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower and Grantor each hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

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               Section 8.2 REMEDIES. (a) Upon the occurrence of an Event of
Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower or Grantor under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or Grantor or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower and Grantor each agrees that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule, and (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

               (b) Lender shall have the right from time to time to partially foreclose the Mortgage in any manner and for any amounts secured by the Mortgage then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may make demand under the Limited Guaranty and foreclose the Mortgage to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may make demand under the Limited Guaranty and foreclose the Mortgage to recover so much of the obligations guarantied thereby as Lender may accelerate and such other sums guarantied by the Limited Guaranty and secured by the Mortgage as Lender may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Mortgage to secure payment of sums secured by the Mortgage and not previously recovered.

               (c) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "SEVERED LOAN DOCUMENTS") in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower and/or Grantor shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower and Grantor each hereby absolutely and irrevocably appoints Lender following the occurrence of an Event of Default as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower and Grantor ratifying all that its said attorney shall do by virtue thereof; PROVIDED, HOWEVER, Lender shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower or Grantor by Lender of Lender's intent to exercise its rights under such power. Borrower or

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Grantor shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents, and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower and Grantor only as of the Closing Date.

               (d) As used in this Section 8.2, a "foreclosure" shall include any sale by power of sale.

               Section 8.3 REMEDIES CUMULATIVE; WAIVERS. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower or Grantor pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower or Grantor shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or Grantor or to impair any remedy, right or power consequent thereon.

                                   ARTICLE IX

                               SPECIAL PROVISIONS

               Section 9.1 SALE OF NOTES AND SECURITIZATION. At the request of the holder of the Note and, to the extent not already required to be provided by Borrower or Grantor under this Agreement, Borrower and Grantor shall cooperate with Lender to allow Lender to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participations therein or the first successful securitization (such sale and/or securitization, the "SECURITIZATION") of rated single or multi-class securities (the "SECURITIES") secured by or evidencing ownership interests in the Note and the Mortgage. In this regard Borrower and Grantor shall:

               (a) (i) provide such financial and other information with respect to the Property, Borrower, Grantor and the Manager, (ii) provide budgets relating to the Property and (iii) to perform or permit or cause to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "PROVIDED INFORMATION"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

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               (b) cause counsel to render opinions, which may be relied upon by the holder of the Note, the Rating Agencies and their respective counsel, agents and representatives, as to non-consolidation, fraudulent conveyance, and true sale and/or lease or any other opinion customary in securitization transactions, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies;

               (c) make such representations and warranties as of the closing date of the Securitization with respect to the Property, Borrower, Grantor, and the Loan Documents as are consistent with the representations and warranties made in the Loan Documents; and

               (d) execute such amendments to the Loan Documents and organizational documents as may be reasonably requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization; PROVIDED, HOWEVER, that Borrower or Grantor shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan.

               All material out-of-pocket third party costs and expenses incurred by Borrower or Grantor in connection with complying with requests made under this Section 9.1 shall be paid by Lender.

               Section 9.2 SECURITIZATION. Each of Borrower and Grantor understands that certain of the Provided Information may be included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus, prospectus supplement or private placement memorandum (each, a "DISCLOSURE DOCUMENT") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, Borrower and Grantor will cooperate with the holder of the Note in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

               Section 9.3 RATING SURVEILLANCE. Lender, at its option, may retain the Rating Agencies to provide rating surveillance services on any certificates issued in a Securitization. Such rating surveillance will be at the expense of Lender (the "RATING SURVEILLANCE CHARGE").

               Section 9.4 EXCULPATION. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower or Grantor to perform and observe the obligations contained in the Note, this Agreement, the Limited Guaranty, the Mortgage or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower or Grantor, except that Lender or Trustee may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender or Trustee to enforce and realize upon its interest under the Note, this Agreement, the Limited Guaranty, the Mortgage and the other Loan Documents, or in the Property, the Rents following

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an Event of Default, or any other collateral given to Lender or Trustee pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower or Grantor only to the extent of Grantor's interest in the Property, in the Rents following an Event of Default and in any other collateral given to Lender or Trustee, and Lender or Trustee, by accepting the Note, this Agreement, the Limited Guaranty, the Mortgage and the other Loan Documents, agree that it shall not sue for, seek or demand any deficiency judgment against Borrower or Grantor in any such action or proceeding under or by reason of or under or in connection with the Note, this Agreement, the Limited Guaranty, the Mortgage or the other Loan Documents. The provisions of this section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender or Trustee to name Borrower or Grantor as a party defendant in any action or suit for foreclosure and sale under any of the Mortgage; (c) affect the validity or enforceability of the Limited Guaranty or any other guaranty made in connection with the Loan or any of the rights and remedies of Lender or Trustee thereunder; (d) impair the right of Lender or Trustee to obtain the appointment of a receiver; (e) impair the enforcement of any of the Assignment of Leases following an Event of Default; (f) constitute a prohibition against Lender or Trustee commencing any other appropriate action or proceeding in order for Lender or Trustee to exercise its remedies against the Property; or (g) constitute a waiver of the right of Lender or Trustee to enforce the liability and obligation of Borrower or Grantor, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender or Trustee (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

               (i) fraud or intentional misrepresentation by Borrower or Grantor or any guarantor in connection with the Loan;

               (ii) the gross negligence or willful misconduct of Borrower or Grantor;

               (iii)     material physical waste of the Property;

               (iv) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity or in the Mortgage concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document;

               (v) the removal or disposal of any portion of the Property after an Event of Default;

               (vi) the misapplication or conversion by Borrower or Grantor of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property which are not applied by Borrower or Grantor in accordance with this Agreement, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property which are not applied by Borrower or Grantor in accordance with this Agreement, or (C) any Rents following an Event of Default;

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               (vii)     failure to pay charges for labor or materials or other
        charges that can create liens on any portion of the Property; or

               (viii) any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof.

               Notwithstanding anything to the contrary in this Agreement, the Note, the Limited Guaranty or any of the Loan Documents, (A) the Debt shall be fully recourse to Borrower and the Limited Guaranty shall be fully recourse to Grantor and (B) Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt or the full amount of the obligations secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt or the guaranteed obligations owing to Lender in accordance with the Loan Documents in the event that the (I) first full monthly payment under the Note is not paid within five
(5) days of notice that such payment is late (provided, however, that such grace period relates only to the recourse trigger described in this paragraph), or
(II) failure of Borrower or Grantor to permit on-site inspections of the Property subject to the rights of Tenants and any applicable cure period set forth in the Loan Documents, to provide financial information as required under the Loan Documents subject to any applicable cure period (except for financial information required to be delivered by a Tenant pursuant to its Lease that has not been delivered to Grantor, provided Grantor has requested such financial information from such Tenant), or to comply with Section 4.1.30 hereof, or (III) failure of Borrower or Grantor to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property, or (IV) failure of Borrower or Grantor to obtain Lender's prior written consent to any assignment, transfer or conveyance of the Property, or any portion thereof, or any interest therein as required by this Agreement. Notwithstanding the provision set forth in clause (III) of this paragraph, a voluntary lien OTHER THAN a lien securing an extension of credit filed against the Property shall not constitute a recourse trigger for purposes of this paragraph provided such lien
(A) is fully bonded to the satisfaction of Lender and discharged of record within ninety (90) days of filing, or (B) within such ninety (90) day period, Lender receives affirmative title insurance from the title insurance company insuring the lien of the Mortgage that such lien is subject and subordinate to the lien of the Mortgage and no enforcement action is commenced by the applicable lien holder.

               Section 9.5 TERMINATION OF MANAGER. If (a) the amounts evidenced by the Note have been accelerated pursuant to Section 8.1(b) hereof, (b) the Manager shall become insolvent, (c) the Manager is in default under the terms of the Management Agreement beyond any applicable grace or cure period, (d) the Debt Service Coverage Ratio for any Property for the preceding twelve month period is less than or equal to 1.15 to 1.0, or (e) Lender determines that Manager is not managing the Property in accordance with the management practices of nationally recognized management companies managing similar properties in locations comparable to those of the Property, then, in the case of (a), (b),
(c), (d) or (e), Grantor shall, at

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the request of Lender, terminate the Management Agreement and replace the
Manager with a manager reasonably approved by Lender on terms and conditions reasonably satisfactory to Lender, it being understood and agreed that the management fee for such replacement manager shall not exceed then prevailing market rates. In addition and without limiting the rights of Lender hereunder or under any of the other Loan Documents, in the event that (i) the Management Agreement is terminated, (ii) the Manager no longer manages the Property, or
(iii) a receiver, liquidator or trustee shall be appointed for Manager or if Manager shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Manager, or if any proceeding for the dissolution or liquidation of Manager shall be instituted, then Grantor (at Grantor's sole cost and expense) shall immediately, in its name, establish new deposit accounts separate from any other Person with a depository satisfactory to Lender into which all Rents and other income from the Property shall be deposited and shall grant Lender a first priority security interest in such account pursuant to documentation satisfactory in form and substance to Lender.

               Section 9.6 SERVICER. At the option of Lender, the Loan may be serviced by a servicer/trustee (the "SERVICER") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement (the "SERVICING AGREEMENT") between Lender and Servicer. Lender shall be responsible for any set-up fees or any other costs relating to or arising under the Servicing Agreement.

               Section 9.7 SPLITTING THE LOAN. At the election of Lender in its sole discretion, the Loan or any individual Note making up the Loan shall be split and severed into two or more loans which, at Lender's election, shall not be cross-collateralized or cross-defaulted with each other. Borrower and Grantor each hereby agrees to deliver to Lender to effectuate such severing of the Loan or any individual Note, as the case may be, as reasonably requested by Lender,
(a) additional executed documents, or amendments and modifications to the applicable Loan Documents, (b) new opinions or updates to the opinions delivered to Lender in connection with the closing of the Loan, (c) endorsements and/or updates to the title insurance policies delivered to Lender in connection with the closing of the Loan, and (d) any other certificates, instruments and documentation reasonably determined by Lender as necessary or appropriate to such severance (the items described in subsections (a) through (d) collectively hereinafter shall be referred to as "Severing Documentation"), which Severing Documentation shall be acceptable to Lender in form and substance in its reasonable discretion. Lender hereby agrees to be responsible for all reasonable third-party expenses incurred in connection with the preparation and delivery of the Severing Documentation and the effectuation of the uncrossing of the Loan from the additional Loans. Borrower and Grantor each hereby acknowledges and agrees that upon such severing of the Loan, Lender may effect, in its sole discretion, one or more Securitizations of which the severed loans may be a part.

                                    ARTICLE X

                                  MISCELLANEOUS

               Section 10.1 SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents, Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower and/or Grantor, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

               Section 10.2 LENDER'S DISCRETION. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

               Section 10.3 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED AND APPLICABLE FEDERAL LAWS.

               Section 10.4 MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower or Grantor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower or Grantor, shall entitle Borrower or Grantor to any other or future notice or demand in the same, similar or other circumstances.

               Section 10.5 DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

               Section 10.6 NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

               If to Lender:

                      Bear Stearns Commercial Mortgage, Inc.
                      383 Madison Avenue
                      New York, New York 10179
                      Attention: J. Christopher Hoeffel

               with a copy to:

                      Katten Muchin Zavis Rosenman
                      401 South Tryon Street
                      Suite 2600
                      Charlotte, North Carolina 28202-1935
                      Attention: Daniel S. Huffenus, Esq.

               if to Trustee:

                      Daniel S. Huffenus, Esq.
                      401 South Tryon Street
                      Suite 2600
                      Charlotte, North Carolina 28202-1935

               If to Borrower or Grantor:

                      [NAME OF ENTITY]
                      2901 Butterfield Road
                      Oak Brook, IL 60523
                      Attention: Steven Grimes

               with a copy to:

                      Inland Western Retail Real Estate Trust, Inc. 2901 Butterfield Road
                      Oak Brook, IL 60523
                      Attention: Robert H. Baum, Esq.

               and with a copy to:

                      Inland Western Retail Real Estate Trust, Inc.

                      2901 Butterfield Road
                      Oak Brook, IL 60523
                      Attention: Roberta Matlin

               A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

               Section 10.7 TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

               Section 10.8 HEADINGS. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               Section 10.9 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               Section 10.10 PREFERENCES.

               Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower or Grantor to any portion of the obligations of Borrower or Grantor hereunder. To the extent Borrower or Grantor makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

               Section 10.11 WAIVER OF NOTICE. Neither Borrower nor Grantor shall be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower or Grantor and except with respect to matters for which Borrower or Grantor is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower and Grantor hereby expressly waive the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower or Grantor.

               Section 10.12 REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower and Grantor each agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's and/or Grantor's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

               Section 10.13 EXPENSES; INDEMNITY. (a) Borrower and Grantor each covenants and agrees to pay or, if Borrower or Grantor fails to pay, to reimburse, Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel (including without limitation any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (ii) Borrower's and/or Grantor's ongoing performance of and compliance with Borrower's and/or Grantor's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements; (iii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing
Date; (iv) except as otherwise provided in this Agreement, the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other
Loan Documents and any other documents or matters reasonably requested by Lender; (v) securing Borrower's and/or Grantor's compliance with any requests made pursuant to the provisions of this Agreement; (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, Grantor, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower and/or Grantor under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower and/or Grantor shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, Fraud or willful misconduct of Lender.

               (b) Borrower and Grantor each shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower or Grantor of its obligations under, or any material misrepresentation by Borrower or Grantor contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, that Borrower or Grantor shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower and/or Grantor shall pay the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

               Section 10.14 SCHEDULES INCORPORATED. The Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

               Section 10.15 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of Lender's interest in and to this Agreement, the Note, the Limited Guaranty and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower and/or Grantor may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower or Grantor in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower and Grantor.

               Section 10.16 NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES.

               (a) Borrower, Grantor and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower, guarantor and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower, Grantor and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender.

               (b) This Agreement and the other Loan Documents are solely for the benefit of Lender, Grantor and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender, Grantor and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

               Section 10.17 PUBLICITY. All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Bear Stearns, or any of their Affiliates shall be subject to the prior written approval of Lender. All news releases, publicity or advertising by Lender through any media intended to reach the general public which refers solely to the Borrower, Grantor or to the Loan made by the Lender to the Borrower shall be subject to the prior written approval of Borrower, provided however, the foregoing shall not apply to Provided Information included in disclosure documents in connection with a Securitization.

               Section 10.18 WAIVER OF MARSHALLING OF ASSETS. To the fullest extent permitted by law, Grantor, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Grantor, Grantor's partners and others with interests in Grantor, and of the Property, or to a sale in inverse order of alienation in the event of foreclosure of the Mortgage or sale of the Property by power of sale, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever.

               Section 10.19 WAIVER OF COUNTERCLAIM. Borrower and Grantor each hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

               Section 10.20 CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE. In the event of any conflict between the provisions of this Loan Agreement and any of the other Loan Documents, the provisions of this Loan Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower or Grantor, and Borrower and Grantor each hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower and Grantor each acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower, Grantor or their Affiliates.

               Section 10.21 BROKERS AND FINANCIAL ADVISORS. Borrower and Grantor hereby represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement other than Inland Mortgage Corp. Borrower and Grantor hereby agree to indemnify, defend and hold Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender's reasonable attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or Grantor or Lender in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the payment of the Debt.

               Section 10.22 PRIOR AGREEMENTS. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements or understandings among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents and unless specifically set forth in a writing contemporaneous herewith the terms, conditions and provisions of such prior agreement do not survive execution of this Agreement.

               Section 10.23 TRANSFER OF LOAN. In the event that Lender transfers the Loan, Borrower shall continue to make payments at the place set forth in the Note until such time that Borrower is notified in writing by Lender that payments are to be made at another place.

               Section 10.24 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several


          (THE BALANCE OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                               BORROWER:

                               INLAND REISTERSTOWN SPE I, A Delaware
                               limited liability company

                               By:  Reisterstown Plaza Associates, LLC, a
                                    Maryland limited liability company, its sole
                                    member

                                 By:  Reisterstown Plaza Holdings, LLC, a
                                      Maryland limited liability company, its
                                      sole member

                                   By:  Inland Reisterstown HC, L.L.C., a
                                        Delaware limited liability company, its
                                        sole manager

                                     By:  Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member


                                            By:  /s/ Debra A Palmer
                                                 --------------------------
                                                 Name:  Debra A Palmer
                                                 Title: Assistant Secretary

[Borrower signature continued on next page]

                               INLAND REISTERSTOWN SPE II, a Delaware
                               limited liability company

                               By:  RRP Hecht, LLC, a Maryland limited
                                    liability company, its sole member

                                 By:  Reisterstown Plaza Holdings, LLC, a
                                      Maryland limited liability company, its
                                      sole member

                                   By:  Inland Reisterstown HC, L.L.C., a
                                        Delaware limited liability company, its
                                        sole manager

                                     By:  Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member


                                            By:  /s/ Debra A Palmer
                                                 --------------------------
                                                 Name:  Debra A Palmer
                                                 Title: Assistant Secretary

[Grantor signature on next page]

                               GRANTOR:

                               REISTERSTOWN PLAZA ASSOCIATES,
                               LLC, a Maryland limited liability company,

                                 By:  Reisterstown Plaza Holdings, LLC, a
                                      Maryland limited liability company, its
                                      sole member

                                   By:  Inland Reisterstown HC, L.L.C., a
                                        Delaware limited liability company, its
                                        sole manager

                                     By:  Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member


                                            By:  /s/ Debra A Palmer
                                                 --------------------------
                                                 Name:  Debra A Palmer
                                                 Title: Assistant Secretary


                               RRP HECHT, LLC, a Maryland limited liability company,

                                 By:  Reisterstown Plaza Holdings, LLC, a
                                      Maryland limited liability company, its
                                      sole member

                                   By:  Inland Reisterstown HC, L.L.C., a
                                        Delaware limited liability company, its
                                        sole manager

                                     By:  Inland Western Retail Real Estate
                                          Trust, Inc., a Maryland corporation,
                                          its sole member


                                            By:  /s/ Debra A Palmer
                                                 --------------------------
                                                 Name:  Debra A Palmer
                                                 Title: Assistant Secretary

[Lender signature on next page]

                               LENDER:

                               BEAR STEARNS COMMERCIAL
                               MORTGAGE, INC., a New York corporation


                               By: /s/ Michael A. Forastiere
                                   -------------------------------------
                                   Michael A. Forastiere
                                   Managing Director

                                   SCHEDULE I

                             TENANT DIRECTION LETTER

                         _______________________, L.L.C.

                                                              ________ ___, 200_

(Tenant's name and address)
__________________________
__________________________

        Re:    Lease, dated _______________, by and between _________________, as original landlord and predecessor-in-interest to Inland ______________, L.L.C., as landlord, and _____________________
               as tenant as the same has been amended, concerning premises at
               _______________________

Ladies and Gentlemen:

        The undersigned hereby requests that, commencing with the first Rent payment date occurring after the date hereof, you deliver all Rent to the following address:

               __________________
               __________________
               __________________
               Account Name:   __________________________
               Account No.     __________________
               Attention:      __________________
               ABA#            __________________


                                   ________________________, L.L.C., a Delaware
                                   limited liability company

                                   By:  ___________________________, a
                                        ______________________________, its
                                        ___________________________

                                        By:  ___________________________, a
                                             ______________________________, its
                                             ___________________________

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   SCHEDULE II

                              Intentionally Omitted

                                  SCHEDULE III

                                REQUIRED REPAIRS

                                      None.

                                   SCHEDULE IV

                                    RENT ROLL

Database:   CRC_PROD                                         Rent Roll                                             Page:           1
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent         Cost Recovery
                                                ------------------  -------------------                     Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
NEW LEASES

 6532       HOUSEHOLD FINANCE            2,476                                                                12/1/2004   9/30/2011

 6618B      CAJUN GRILL                    429                                                                12/1/2004   12/31/2004

 6776-204   PUBLIC SAFETY               20,680                                                                 9/1/2004   9/30/2004

VACANT SUITES

 6512C      Vacant                       3,010

 6532       Vacant                       2,476

 6542       Vacant                       4,000

 6544       Vacant                       1,467

 6550D      Vacant                       8,107

 6566       Vacant                         817

 6612       Vacant                       1,065

 6618B      Vacant                         429

 6776-204   Vacant                      20,680

 6776-206   Vacant                       4,612

 6796       Vacant                       1,329

 CART1      Vacant                           0

 CART2      Vacant                           0

 CART6      Vacant                           0

 RMU10      Vacant                           0

 RMU4       Vacant                           0

 RMU5       Vacant                           0

OCCUPIED SUITES

 RMU6       9 O CLOCK                        0       750.00                              10.00   10/10/2003    6/1/2003   M-T-M

                                                      Options                                  Increases
                                       --------------------------------------               * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date        Amount      PSF
------------------------------------------------------------------------------------------------------------------------
NEW LEASES

 6532       HOUSEHOLD FINANCE

 6618B      CAJUN GRILL

 6776-204   PUBLIC SAFETY

VACANT SUITES

 6512C      Vacant

 6532       Vacant

 6542       Vacant

 6544       Vacant

 6550D      Vacant

 6566       Vacant

 6612       Vacant

 6618B      Vacant

 6776-204   Vacant

 6776-206   Vacant

 6796       Vacant

 CART1      Vacant

 CART2      Vacant

 CART6      Vacant

 RMU10      Vacant

 RMU4       Vacant

 RMU5       Vacant

OCCUPIED SUITES

 RMU6       9 O CLOCK

Database:   CRC_PROD                                         Rent Roll                                             Page:           2
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent         Cost Recovery
                                                ------------------  -------------------                     Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 6582       AFRICAN ART AND CRAFT          222       900.00  48.65                                  9/1/2002   9/1/2002   M-T-M

 6562       ALL EYES                     1,857     2,390.89  15.45      1,511.91   9.77    6.00    7/15/2002  7/15/2002   7/31/2012

 6610       AN ANGELS TOUCH, INC.        1,598     1,845.94  12.36      1,235.80   9.28    9.00     3/1/2003   3/1/2003   2/28/2009

 8798       APPLEBEES                    6,000     7,333.33  14.67      2,060.00   4.12            2/25/2003  2/25/2003   2/28/2018

 8536       AVENUE #288                  5,000     5,937.50  14.25      3,787.50   9.09    4.00    5/24/1984  11/1/1994   1/31/2007

 CA26       BALTIMORE CITY
            COMMUNITY COL                    0                                                     4/15/2002   2/2/2002   M-T-M

 6764A      BALTIMORE CITY
            COMMUNITY COL               14,620    15,777.42  12.95                                 5/15/2001  5/15/2001   5/14/2006

 6538       BANK OF AMERICA              5,250     6,498.01  14.85      3,955.01   9.04            1/18/1962   2/1/1997   1/31/2007

 6776-202   BCCC WBJC RADIO STATION      5,010     5,385.75  12.90                                  7/1/2004   7/1/2004   6/30/2014

 6552       BLACKSTONE MEN'S WEAR        3,540     3,835.00  13.00      2,737.80   9.28    7.00    7/26/2003  7/26/2003   7/31/2013

 6618D      BURGUNDY PARK SEAFOOD          544     2,176.00  48.00        420.69   9.28   10.00    7/15/2003  7/14/2003   7/31/2013

 RMU2       CELL GEAR                        0       600.00                                         7/7/2003   7/7/2003   M-T-M

                                                      Options                                  Increases
                                       --------------------------------------               * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date        Amount      PSF
------------------------------------------------------------------------------------------------------------------------
 6582       AFRICAN ART AND CRAFT

 6562       ALL EYES                                                                BSR    8/1/2004      2,462.07  15.91
                                                                                    BSR    8/1/2005      2,538.35  16.39
                                                                                    BSR    8/1/2006      2,612.18  16.88
                                                                                    BSR    8/1/2007      2,691.10  17.39
                                                                                    BSR    8/1/2008      2,771.57  17.91
                                                                                    BSR    8/1/2009      2,855.14  18.45
                                                                                    BSR    8/1/2010      2,940.25  19.00
                                                                                    BSR    8/1/2011      3,028.48  19.57

 6610       AN ANGELS TOUCH, INC.                                                   BSR    3/1/2005      1,695.21  12.73
                                                                                    BSR    3/1/2006      1,745.82  13.11
                                                                                    BSR    3/1/2007      1,797.75  13.50
                                                                                    BSR    3/1/2008      1,852.35  13.91

 8798       APPLEBEES                      REN     3/1/2018   60      3/1/2017      BSR    3/1/2008      8,250.00  16.50
                                           REN     3/1/2023   60      3/1/2022      BSR    3/1/2013      9,281.25  18.58
                                           REN     3/1/2028   60      3/1/2027    * BSR    3/1/2018     10,441.42  20.88
                                                                                  * BSR    3/1/2023     11,746.58  23.49
                                                                                  * BSR    3/1/2028     13,214.92  26.43

 8536       AVENUE #288                    REN     2/1/2007   60      8/1/2006    * BSR    2/1/2007      7,083.33  17.00

 CA26       BALTIMORE CITY
            COMMUNITY COL

 6764A      BALTIMORE CITY
            COMMUNITY COL                  REN    5/15/2006   60     11/15/2005   * BSR   5/15/2006     17,865.83  14.50

 6538       BANK OF AMERICA                                                         BSR    2/1/2005      8,692.95  15.30
                                                                                    BSR    2/1/2006      6,893.74  15.76

 6776-202   BCCC WBJC RADIO STATION        REN     7/1/2014   60     12/31/2012     BSO    7/1/2009      6,053.75  14.50

 6552       BLACKSTONE MEN'S WEAR                                                   BSR    8/1/2005      3,982.50  13.50
                                                                                    BSR    8/1/2007      4,130.00  14.00
                                                                                    BSR    8/1/2009      4,277.50  14.50
                                                                                    BSR    8/1/2011      4,425.00  15.00

 6618D      BURGUNDY PARK SEAFOOD                                                   BSR    8/1/2004      2,241.28  49.44
                                                                                    BSR    8/1/2005      2,308.37  50.92
                                                                                    BSR    8/1/2006      2,377.73  52.45
                                                                                    BSR    8/1/2007      2,448.91  54.02
                                                                                    BSR    8/1/2008      2,522.35  55.64
                                                                                    BSR    8/1/2009      2,598.05  57.31
                                                                                    BSR    8/1/2010      2,676.03  59.03
                                                                                    BSR    8/1/2011      2,756.27  60.80
                                                                                    BSR    8/1/2012      2,838.77  62.62

 RMU2       CELL GEAR

Database:   CRC_PROD                                         Rent Roll                                             Page:           3
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent         Cost Recovery
                                                ------------------  -------------------                     Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 6526       CHANGES                      4,500     2,310.00   6.16      3,682.50   9.52    5.00     9/3/1996   9/3/1996   9/30/2008

 6788       CITIC NAILS                    839     1,480.84  21.18        686.58   9.82    6.00     9/1/1999   9/1/1999   8/31/2009

 6568       COBBLERS AND CLEANERS        1,374     2,290.00  20.00        598.84   5.23    8.00    4/19/2003  4/19/2003   4/30/2013

 6546       CURVES FOR WOMEN             1,600     1,886.67  14.00        514.67   3.86             6/7/2004   6/4/2004   6/30/2009

 6550C      DOLLAR CITY                  5,181     4,317.50  10.00      1,688.56   3.86    6.00     4/8/2004   4/8/2004   4/30/2009

 6540       ECONOMY SHOES                3,293     2,744.17  10.00      2,799.05  10.20    5.00    9/21/1998  9/21/1998   9/30/2008

 CA31       EMPOWERMENT TEMPLE INC.          0     3,000.00                                        2/13/2004  2/13/2004   M-T-M

 6618C      EVERGREEN CAFE                 835     2,087.50  30.00        645.73   9.28   10.00    7/15/2003  7/14/2003   7/31/2013

 6528       FOOTLOCKER #6169             3,000     4,500.00  18.00      2,445.00   9.78    6.00    2/16/1989  2/16/1989   3/31/2013

 RMU1       FRAGRANCE GALORE RMU1            0       850.00                                        6/20/1995  6/20/1995   M-T-M

 6516       GALLO                        5,143     3,565.81   8.32      3,977.25   9.28    5.00     2/4/2003   2/4/2003   4/30/2008

                                                      Options                                  Increases
                                       --------------------------------------               * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat       Date       Amount      PSF
------------------------------------------------------------------------------------------------------------------------
 6526       CHANGES

 6788       CITIC NAILS                                                             BSR    9/1/2004      1,555.65  22.25
                                                                                    BSR    9/1/2005      1,601.79  22.91
                                                                                    BSR    9/1/2006      1,650.03  23.60
                                                                                    BSR    9/1/2007      1,699.67  24.31
                                                                                    BSR    9/1/2008      1,750.71  25.04

 6568       COBBLERS AND CLEANERS                                                   BSR    5/1/2005      2,358.70  20.60
                                                                                    BSR    5/1/2006      2,429.69  21.22
                                                                                    BSR    5/1/2007      2,502.97  21.86
                                                                                    BSR    5/1/2008      2,578.54  22.52
                                                                                    BSR    5/1/2009      2,656.40  23.20
                                                                                    BSR    5/1/2010      2,736.55  23.90
                                                                                    BSR    5/1/2011      2,818.99  24.62
                                                                                    BSR    5/1/2012      2,903.72  25.36

 6546       CURVES FOR WOMEN                                                        BSR    7/1/2005      1,941.33  14.56
                                                                                    BSR    7/1/2006      2,018.67  15.14
                                                                                    BSR    7/1/2007      2,100.00  15.75
                                                                                    BSR    7/1/2008      2,184.00  16.38

 6550C      DOLLAR CITY                                                             BSR    5/1/2005      4,749.25  11.00
                                                                                    BSR    5/1/2006      4,891.73  11.33
                                                                                    BSR    5/1/2007      5,038.52  11.67
                                                                                    BSR    5/1/2008      5,189.64  12.02

 6540       ECONOMY SHOES

 CA31       EMPOWERMENT TEMPLE INC.

 6618C      EVERGREEN CAFE                 LKO   12/31/2004   90      6/30/2005     BSR    8/1/2004      2,171.00  31.20
                                           LKO   12/31/2005   90      6/30/2006     BSR    8/1/2005      2,257.98  32.45
                                           LKO   12/31/2006   90      6/30/2007     BSR    8/1/2006      2,348.44  33.75
                                                                                    BSR    8/1/2007      2,442.38  35.10
                                                                                    BSR    8/1/2008      2,539.79  36.50
                                                                                    BSR    8/1/2009      2,641.38  37.96
                                                                                    BSR    8/1/2010      2,747.15  39.48
                                                                                    BSR    8/1/2011      2,857.09  41.06
                                                                                    BSR    8/1/2012      2,971.21  42.70

 6528       FOOTLOCKER #6169                                                        BSR    4/1/2006      5,250.00  21.00
                                                                                    BSR    4/1/2010      6,000.00  24.00

 RMU1       FRAGRANCE GALORE RMU1

 6516       GALLO                          TKO    9/30/2005   90      12/31/2005    BSR    5/1/2005      3,707.25   8.65
                                                                                    BSR    5/1/2006      3,857.25   9.00
                                                                                    BSR    5/1/2007      4,011.54   9.36

Database:   CRC_PROD                                         Rent Roll                                             Page:           4
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent         Cost Recovery
                                                ------------------  -------------------                     Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 6780       GIANT                       59,064    83,674.00  17.00     12,568.74   2.55    1.50    7/29/2004  7/29/2004   7/31/2029

 6586       GIFTS AND BALLOONS             238     1,000.00  50.42                         7.00     1/1/2004   1/1/2004   12/31/2008

 6786       GOLD LAGOON                    839     1,152.23  16.48        648.83   9.28    6.00    3/21/2003  3/21/2003   3/31/2010

 6740A      GREAT COOKIE, THE              751     1,195.10  19.10        577.65   9.23    8.00    7/23/1999  6/15/1999   6/30/2009

 CA16       GTI                              0                                            50.00                1/1/1997   M-T-M

 6614       HARBOR CITY BAKE SHOP        1,061     2,122.00  24.00        692.30   7.83    6.00    5/21/2004  5/21/2004   5/31/2014

 6564       HIP HOP ONE STOP               238       900.04  45.38                                  1/1/2004   1/1/2004   6/30/2005

 6530       HIS AND HERS                 3,478     6,376.00  22.00                         5.00    3/20/2004  3/20/2004   6/30/2009

 4200       HOME DEPOT                 115,289    50,000.00   5.20                                11/21/2002 11/21/2002   1/31/2033

                                                      Options                                  Increases
                                       --------------------------------------                *Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date         Amount     PSF
------------------------------------------------------------------------------------------------------------------------
 6780       GIANT                          REN     8/1/2029           7/31/2028     BSR    8/1/2009     86,135.00  17.50
                                           REN     8/1/2034           7/31/2033     BSR    8/1/2014     88,596.00  18.00
                                           REN     8/1/2039           7/31/2038     BSR    8/1/2019     91,057.00  18.50
                                           REN     8/1/2044           7/31/2043     BSR    8/1/2024     93,518.00  19.00
                                           REN     8/1/2049           7/31/2048   * BSR    8/1/2029     95,979.00  19.50
                                           REN     8/1/2054           7/31/2053   * BSR    8/1/2034     98,440.00  20.00
                                                                                  * BSR    8/1/2039    100,901.00  20.50
                                                                                  * BSR    8/1/2044    103,362.00  21.00
                                                                                  * BSR    8/1/2049    105,823.00  21.50
                                                                                  * BSR    8/1/2054    108,284.00  22.00

 6586       GIFTS AND BALLOONS                                                      BSR    1/1/2005      1,049.98  52.94
                                                                                    BSR    1/1/2006      1,102.54  55.59

 6786       GOLD LAGOON                                                             BSR    4/1/2005      1,186.49  16.97
                                                                                    BSR    4/1/2006      1,222.14  17.48
                                                                                    BSR    4/1/2007      1,258.50  18.00
                                                                                    BSR    4/1/2008      1,296.26  18.54
                                                                                    BSR    4/1/2009      1,335.41  19.10

 6740A      GREAT COOKIE, THE              REN     7/1/2009   60     12/31/2008

 CA16       GTI

 6614       HARBOR CITY BAKE SHOP                                                   BSR    6/1/2005      2,206.88  24.96
                                                                                    BSR    6/1/2006      2,295.30  25.96
                                                                                    BSR    6/1/2007      2,387.25  27.00
                                                                                    BSR    6/1/2008      2,482.74  28.08
                                                                                    BSR    6/1/2009      2,581.77  29.20
                                                                                    BSR    6/1/2010      2,685.21  30.37
                                                                                    BSR    6/1/2011      2,792.20  31.58
                                                                                    BSR    6/1/2012      2,903.60  32.84
                                                                                    BSR    6/1/2013      3,019.43  34.15

 6564       HIP HOP ONE STOP                                                        BSR    1/1/2005        945.06  47.65

 6530       HIS AND HERS                   REN     7/1/2009   60     12/31/2008     BSR    4/1/2005      6,587.62  22.66
                                                                                    BSR    4/1/2006      6,764.71  23.34
                                                                                    BSR    4/1/2007      6,967.59  24.04
                                                                                    BSR    4/1/2008      7,176.27  24.76
                                                                                  * BSR    7/1/2009      7,535.67  26.00
                                                                                  * BSR    7/1/2010      7,761.74  26.78
                                                                                  * BSR    7/1/2011      7,993.60  27.58
                                                                                  * BSR    7/1/2012      8,234.17  28.41
                                                                                  * BSR    7/1/2013      8,480.52  29.26

 4200       HOME DEPOT                     REN     2/1/2033   60       8/5/2032     BSR    2/1/2013     56,000.00   5.83
                                           REN     2/1/2038   60       8/5/2037     BSR    2/1/2023     62,720.00   6.53
                                           REN     2/1/2043   60       8/5/2042   * BSR    2/1/2033     66,483.17   6.92

Database:   CRC_PROD                                         Rent Roll                                             Page:           5
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent         Cost Recovery
                                                ------------------  -------------------                     Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 CA30       HUD KIOSK                        0       300.00                                         4/7/2003   4/7/2003   4/6/2007

 6556       INJURY TREATMENT
            CENTER OF ?                  3,501     4,221.62  14.47      1,584.20   5.43            4/20/2000  12/1/1999   3/31/2005

 6518B      JACKSON HEWITT
            TAX SERVICE                  1,217     2,535.42  25.00        550.69   5.43             1/1/2003   1/1/2003   4/30/2008

 8608       KS ALTERATIONS                 500     1,312.50  31.50        386.67   9.28   10.00     3/7/2003   3/7/2003   3/31/2013

 RMU7       LEATHER AND MORE                 0       650.00                               10.00   10/15/2003   9/8/2003   M-T-M

 6550A/B    LOT STORES                   5,335     2,889.79   6.50      4,281.34   9.63    5.00     7/1/2003  7/28/2003   7/31/2013

 RMU3       LUCKY VIDEO IMAGES               0       600.00                                         7/7/2003   7/7/2003   M-T-M

 6630       MALL SPIRITS                 2,236     2,303.08  12.36      1,850.29   9.93    6.00    1/21/2003  1/21/2003   1/31/2013

                                                      Options                                  Increases
                                       --------------------------------------               * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat       Date       Amount      PSF
------------------------------------------------------------------------------------------------------------------------
                                                                                  * BSR    2/1/2038     70,472.17   7.34
                                                                                  * BSR    2/1/2043     74,700.50   7.78
                                                                                  * BSR    2/1/2048     79,182.50   8.24
                                                                                  * BSR    2/1/2053     83,933.50   8.74
                                                                                  * BSR    2/1/2058     88,969.50   9.26

                                           REN     2/1/2048   60      8/5/2047
                                           REN     2/1/2053   60      8/5/2052
                                           REN     2/1/2058   60      8/5/2005

 CA30       HUD KIOSK

 6556       INJURY TREATMENT
            CENTER OF ?

 6518B      JACKSON HEWITT
            TAX SERVICE                    REN     5/1/2008   60     10/31/2007     BSR    4/1/2005      2,586.13  25.50
                                                                                    BSR    4/1/2006      2,637.85  26.01
                                                                                    BSR    4/1/2007      2,690.58  26.53
                                                                                  * BSR    5/1/2008      2,857.47  28.18
                                                                                  * BSR    5/1/2009      2,882.26  28.42
                                                                                  * BSR    5/1/2010      2,940.07  28.99
                                                                                  * BSR    5/1/2011      2,998.89  29.57
                                                                                  * BSR    5/1/2012      3,058.73  30.16

 6608       KS ALTERATIONS                                                          BSR    4/1/2005      1,378.33  33.08
                                                                                    BSR    4/1/2006      1,447.08  34.73
                                                                                    BSR    4/1/2007      1,519.58  36.47
                                                                                    BSR    4/1/2008      1,595.42  38.29
                                                                                    BSR    4/1/2009      1,675.00  40.20
                                                                                    BSR    4/1/2010      1,758.75  42.21
                                                                                    BSR    4/1/2011      1,846.67  44.32
                                                                                    BSR    4/1/2012      1,939.17  46.54
 RMU7       LEATHER AND MORE

 6550A/B    LOT STORES                     REN     8/1/2013    60    1/31/2013      BSR   8/19/2008      3,428.33   7.71
                                           REN     8/1/2018    60    1/31/2018    * BSR    8/1/2013      3,941.57   8.87
                                                                                  * BSR    8/1/2018      4,532.92  10.20

 RMU3       LUCKY VIDEO IMAGES

 6630       MALL SPIRITS                                                            BSR    2/1/2005      2,372.02  12.73
                                                                                    BSR    2/1/2006      2,442.83  13.11
                                                                                    BSR    2/1/2007      2,515.50  13.50
                                                                                    BSR    2/1/2008      2,591.90  13.91
                                                                                    BSR    2/1/2009      2,670.16  14.33
                                                                                    BSR    2/1/2010      2,750.28  14.76
                                                                                    BSR    2/1/2011      2,832.27  15.20
                                                                                    BSR    2/1/2012      2,917.98  15.66

Database:   CRC_PROD                                         Rent Roll                                             Page:           6
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent          Cost Recovery
                                                ------------------  -------------------                     Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 6700       MARSHALLS                   28,500    24,934.50  10.50      4,037.50   1.70    2.00    4/4/2004     4/4/2004  4/30/2014

 CA11       MEPA                             0       800.00                                         6/1/2002    6/1/2002  8/11/2004

 6590       METRO II                     1,453     2,058.42  17.00      1,123.65   9.28    8.00    7/14/2003   7/14/2003  10/31/2013

 6790       NATIONAL WHOLESALE
            LIQUIDATOR                  91,129    30,376.33   4.00                                  5/9/2000    5/9/2000  1/31/2011

 6632A      NEW DIRECTION BARBER SHOP    1,086     1,864.30  20.60        884.19   9.77    7.00    9/18/2002   9/18/2002  12/31/2009

 6540       NUVO                         2,017     2,101.04  12.50      1,559.81   9.28    7.00     9/2/2003    9/2/2003  12/31/2007

 6604       ORIGINAL MAMMA LUCIA         1,695     4,943.75  35.00                         5.00     6/1/2004    8/1/2004  5/31/2014

 6548       PAYLESS SHOES #2577          4,985     3,627.67   8.73      4,222.32  10.16    6.00   10/20/1984   7/29/1994  7/31/2007

 CA25       PEPSI                            0                                            35.00     7/1/2001    7/1/2001  M-T-M

 6564/K3    PERFUMERY INTERNATIONAL
            INC.                           200     1,333.33  80.00                                11/15/1989   12/1/1994  1/31/2005

 CA32       PHOTO ME                         0       300.00                                         8/1/2004    8/1/2003  7/31/2004

 6618A      PICK-A-PRETZEL                 318       662.50  25.00        245.93   9.28   10.00    7/14/2003   7/14/2003  7/31/2013

                                                      Options                                  Increases
                                       -----------------------------------------            * Option Period
                                                    Eff               Notice      --------------------------------------
Suite Id        Tenant Name              Type       Date     Term      Date        Cat       Date       Amount      PSF
------------------------------------------------------------------------------------------------------------------------
 6700       MARSHALLS                 REN       5/1/2014      60     10/31/2018   * BSR    5/1/2014     26,125.00  11.00
                                      REN       5/1/2019      60     10/31/2023   * BSR    5/1/2019     27,312.50  11.50
                                      REN       5/1/2024      60     10/31/2028   * BSR    5/1/2024     28,500.00  12.00
 CA11       MEPA

 6590       METRO II                                                                BSR    8/1/2006      2,300.58  19.00
                                                                                    BSR    8/1/2010      2,542.75  21.00

 6790       NATIONAL WHOLESALE
            LIQUIDATOR                REN       2/1/2011      60      7/31/2010     BSR    6/1/2005     33,413.97   4.40
                                      REN       2/1/2016      60      7/31/2015   * BSR    2/1/2011     36,755.36   4.84
                                      REN       2/1/2021      60      7/31/2020   * BSR    2/1/2016     40,400.52   5.32
                                      REN       2/1/2026      60      7/31/2025   * BSR    2/1/2021     44,425.39   5.85
                                      REN       2/1/2031      60      7/31/2030   * BSR    2/1/2026     48,905.90   6.44
                                      REN       2/1/2036      60      7/31/2035   * BSR    2/1/2031     53,766.11   7.08
                                                                                  * BSR    2/1/2036     59,157.91   7.79

 6632A      NEW DIRECTION BARBER SHOP                                               BSR   10/1/2004      1,920.41  21.22
                                                                                    BSR   10/1/2005      1,978.33  21.86
                                                                                    BSR   10/1/2006      2,038.06  22.52
                                                                                    BSR   10/1/2007      2,099.60  23.20
                                                                                    BSR   10/1/2008      2,162.95  23.90

 6540       NUVO                                                                    BSR    1/1/2005      2,185.08  13.00
                                                                                    BSR    1/1/2006      2,269.13  13.50
                                                                                    BSR    1/1/2007      2,353.17  14.00

 6604       ORIGINAL MAMMA LUCIA                                                    BSR    6/1/2005      5,092.06  38.05
                                                                                    BSR    6/1/2006      5,244.61  37.13
                                                                                    BSR    6/1/2007      5,401.40  38.24
                                                                                    BSR    6/1/2008      5,563.84  39.39
                                                                                    BSR    6/1/2009      5,730.51  40.57
                                                                                    BSR    6/1/2010      5,902.84  41.79
                                                                                    BSR    6/1/2011      6,079.40  43.04
                                                                                    BSR    6/1/2012      6,261.61  44.33
                                                                                    BSR    6/1/2013      6,449.48  45.66

 6548       PAYLESS SHOES #2577

 CA25       PEPSI                     KIC       6/30/2004     30      4/30/2004
                                      KIC       6/30/2005     30      4/30/2005
                                      KIC       6/30/2006     30      4/30/2006
                                      KIC       6/30/2007     30      4/30/2007

 6564/K3    PERFUMERY INTERNATIONAL,
            INC.

 CA32       PHOTO ME

 6618A      PICK-A-PRETZEL            LKO       12/31/2004    90      6/30/2005     BSR    8/1/2004        689.00  26.00
                                      LKO       12/31/2005    90      6/30/2006     BSR    8/1/2005        716.58  27.04

Database:   CRC_PROD                                         Rent Roll                                             Page:           7
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent          Cost Recovery
                                                ------------------  -------------------                      Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 5512A      POPEYES                      3,523     4,990.92  17.00      2,157.38   7.35    6.00    1/29/1992   1/29/1992   1/31/2007

 6606       POWER GAMER                  1,902     2,662.80  16.80      1,548.55   9.77           10/13/2002  10/13/2002  12/31/2007

 6632       PROVIDENT BANK               2,593     4,753.83  22.00      2,048.48   9.48            12/1/1980   12/1/1995  11/30/2010

 6776-300   PUBLIC SAFETY & CORR.
            SERVICE                    107,705   107,700.00  12.00                                  1/1/1988    2/1/1996   4/30/2011

 6512B      RENT-A-CENTER #1580          4,300     6,091.67  17.00      1,949.33   5.44            1/15/2003   1/15/2003   1/31/2008

 6792       REVELATIONS SHOE SHOP          845       942.88  13.39        653.47   9.28    6.00     4/1/2003    4/1/2003   3/31/2008

 6580       ROYAL GEMS & JEWELRY           330     1,127.50  41.00        270.06   9.82             5/1/2001    5/1/2001   9/30/2006

 6520A      SALLY BEAUTY #2154           1,500     2,250.00  18.00        702.50   5.62    4.00    9/30/1996   9/30/1996  11/30/2007

 6618E      SAUSAGE PLUS                   386       707.67  22.00        298.52   9.28   10.00    7/14/2003   7/14/2003   7/31/2013

 6638       SEPIA SAND AND SABLE         1,267     1,689.33  16.00        989.81   9.37    5.00    12/4/2003   12/4/2003  12/31/2008

                                                      Options                                  Increases
                                       -----------------------------------------            * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date        Amount      PSF
------------------------------------------------------------------------------------------------------------------------
                                                                                    BSR    8/1/2006        745.18  28.12
                                                                                    BSR    8/1/2007        774.86  29.24
                                                                                    BSR    8/1/2008        805.87  30.41
                                                                                    BSR    8/1/2009        838.20  31.63
                                                                                    BSR    8/1/2010        871.85  32.90
                                                                                    BSR    8/1/2011        906.83  34.22
                                                                                    BSR    8/1/2012        943.14  35.59

                                      LKO       12/31/2006    90     6/30/2007

 5512A      POPEYES                   REN       2/1/2007      60     7/31/2006    * BSR    2/1/2007      5,871.67  20.00

 6606       POWER GAMER                                                             BSR    1/1/2005      2,795.95  17.64
                                                                                    BSR    1/1/2006      2,935.42  18.52
                                                                                    BSR    1/1/2007      3,082.83  19.45

 6632       PROVIDENT BANK            TKO       11/30/2005     6      6/1/2005      BSR   12/1/2005      5,402.08  25.00

 6776-300   PUBLIC SAFETY & CORR.
            SERVICE                                                                 BSO    5/1/2005    109,948.85  12.25
                                                                                    BSO    5/1/2007    112,192.37  12.50
                                                                                    BSO    5/1/2009    116,231.65  12.95

 6512B      RENT-A-CENTER #1580       REN       2/1/2008      60     7/31/2007      BSR    2/1/2006      6,274.42  17.51
                                                                                  * BSR    2/1/2008      6,808.33  19.00
                                                                                  * BSR    2/1/2011      7,156.67  20.00

 5792       REVELATIONS SHOE SHOP                                                   BSR    4/1/2005        971.05  13.79
                                                                                    BSR    4/1/2006        999.92  14.20
                                                                                    BSR    4/1/2007      1,030.20  14.63

 6580       ROYAL GEMS & JEWELRY                                                    BSR   10/1/2004      1,182.50  43.00
                                                                                    BSR   10/1/2005      1,237.50  45.00

 6520A      SALLY BEAUTY #2154

 6618E      SAUSAGE PLUS              LKO       12/31/2004    90     6/30/2005      BSR    8/1/2004        728.90  22.66
                                      LKO       12/31/2005    90     6/30/2006      BSR    8/1/2005        750.77  23.34
                                      LKO       12/31/2006    90     6/30/2007      BSR    8/1/2006        773.29  24.04
                                                                                    BSR    8/1/2007        796.45  24.76
                                                                                    BSR    8/7/2008        820.25  25.50
                                                                                    BSR    8/1/2009        845.02  26.27
                                                                                    BSR    8/1/2010        870.43  27.06
                                                                                    BSR    8/1/2011        896.49  27.67
                                                                                    BSR    8/1/2012        923.51  28.71

 6638       SEPIA SAND AND SABLE      REN         1/1/2009    12     6/30/2008      BSR    1/1/2005      1,740.01  16.48
                                                                                    BSR    1/1/2006      1,791.75  16.97
                                                                                    BSR    1/1/2007      1,845.60  17.48
                                                                                    BSR    1/1/2008      1,900.50  18.00
                                                                                  * BSR    1/1/2009      1,957.52  18.54

Database:   CRC_PROD                                         Rent Roll                                             Page:           8
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent          Cost Recovery
                                                ------------------  -------------------                      Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 6518A      SHINGAR                      2,250     3,445.00  18.37                         6.00    9/30/1991   9/30/1991  9/30/2004

 6740C      SHOE CITY                    6,740     7,500.00  13.35                         6.00    1/28/2004   1/28/2004  1/31/2014

 6522       SHOE CRAZY                   4,655     7,758.33  20.00                         6.00    11/1/2003   11/1/2003  2/28/2009

 6564/K2    SILVER PALACE                    0       900.00                                         6/1/2003    6/1/2003  M-T-M

 6764B      SOCIAL SECURITY ADMIN.      14,885    12,156.08   9.80      8,298.39   6.69             7/2/2003    7/2/2003   7/1/2013

 6794       SQUARE CIRCLE                  651       868.00  16.00        503.44   9.28   10.00     3/7/2003   3/13/2003  3/31/2013

 6618G      STEAK BUSTERS                  855     2,850.00  40.00        661.50   9.28   10.00    7/15/2003   7/13/2003  7/31/2013

 6564/K10   SUBWAY #3338                   250     2,250.00 108.00        296.25  14.22    8.00     5/7/1990    5/7/1990  5/31/2012

 6818F      THI DELIGHT                    588     1,470.00  30.00        454.72   9.28    8.00    6/29/2003   8/27/2003  8/31/2008

 6784       TIME & MORE                    787     1,112.95  16.97        644.03   9.82    6.00     9/2/1998    5/1/2001  9/30/2006

                                                      Options                                  Increases
                                       -----------------------------------------            * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date        Amount      PSF
------------------------------------------------------------------------------------------------------------------------
 6518A      SHINGAR

 6740C      SHOE CITY                 REN          2/1/2014   60     6/31/2013      BSR    2/1/2009      8,625.00  15.36
                                      REN          2/1/2019   60     6/31/2018    * BSR    2/1/2014      9,918.75  17.66
                                      TKO         5/31/2009   60     3/31/2008    * BSR    2/1/2019     11,406.58  20.31

 6522       SHOE CRAZY                                                              BSR    3/1/2007      7,991.08  20.60
                                                                                    BSR    3/1/2008      8,231.59  21.22

 6564/K2    SILVER PALACE

 67648      SOCIAL SECURITY ADMIN.                                                  BSR    7/2/2008     14,885.00  12.00

 6794       SQUARE CIRCLE                                                           BSR    4/1/2005        902.72  16.64
                                                                                    BSR    4/1/2006        939.07  17.31
                                                                                    BSR    4/1/2007        976.50  18.00
                                                                                    BSR    4/1/2008      1,015.56  18.72
                                                                                    BSR    4/1/2009      1,056.25  19.47
                                                                                    BSR    4/1/2010      1,098.56  20.25
                                                                                    BSR    4/1/2011      1,142.51  21.08
                                                                                    BSR    4/1/2012      1,188.08  21.90

 6618G      STEAK BUSTERS             LKO        12/31/2004   90     6/30/2005      BSR    8/1/2004      2,935.50  41.20
                                      LKO        12/31/2005   90     6/30/2006      BSR    8/1/2005      3,023.85  42.44
                                      LKO        12/31/2006   90     6/30/2007      BSR    8/1/2006      3,114.34  43.71
                                                                                    BSR    8/1/2007      3,207.68  45.02
                                                                                    BSR    8/1/2008      3,302.44  46.35
                                                                                    BSR    8/1/2009      3,401.48  47.74
                                                                                    BSR    8/1/2010      3,503.36  49.17
                                                                                    BSR    8/1/2011      3,608.81  50.85
                                                                                    BSR    8/1/2012      3,717.11  52.17

 6564/K10   SUBWAY #3338                                                            BSR    6/1/2005      2,333.33 112.00
                                                                                    BSR    6/1/2006      2,437.50 117.00
                                                                                    BSR    6/1/2007      2,541.67 122.00
                                                                                    BSR    6/1/2008      2,645.83 127.00
                                                                                    BSR    6/1/2009      2,791.67 134.00
                                                                                    BSR    6/1/2010      2,937.60 141.00
                                                                                    BSR    6/1/2011      3,083.33 148.00

 6818F      THI DELIGHT               REN          9/1/2008   24     2/28/2008      BSR    9/1/2004      1,528.80  31.20
                                                                                    BSR    9/1/2005      1,590.05  32.45
                                                                                    BSR    9/1/2006      1,653.75  33.75
                                                                                    BSR    9/1/2007      1,719.90  35.10
                                                                                  * BSR    9/1/2008      1,788.50  36.50
                                                                                  * BSR    9/1/2009      1,860.04  37.96

 6784       TIME & MORE                                                             BSR   10/1/2004      1,146.40  17.48
                                                                                    BSR   10/1/2005      1,181.16  18.01

Database:   CRC_PROD                                         Rent Roll                                             Page:           9
                                                  REISTERSTOWN PLAZA ASSOCIATES LLC                                Date:   7/29/2004
                                                    REISTERSTOWN ROAD PLAZA, LLC                                   Time:       10:36
                                                            Project # 685
                                                          As of: 7/29/2004

                                                    Base Rent          Cost Recovery
                                                ------------------  -------------------                      Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent   ----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 6776       TOP DRIVER                       0       458.33               207.92                    1/1/2003    1/1/2003  11/30/2004

 6640       TOTAL HEALTH CTR             1,050     1,312.50  15.00        312.01   9.28    8.00    9/15/2003   9/15/2003   9/30/2013

 6554       VISION BEAUTY OUTLET         2,832     3,658.00  15.50      2,305.72   9.77    7.00    8/16/2002   8/16/2002   7/31/2012

 6550       VITAL RECORDS               11,500    12,689.58  13.45                                11/23/1998  11/23/1998  11/22/2008

 6642       VOGUE HAIR SUPPLY            1,050     1,672.13  19.11        859.26   9.82    5.00     3/2/1995    4/1/1997   5/31/2008

                                                      Options                                  Increases
                                       -----------------------------------------            * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date        Amount      PSF
------------------------------------------------------------------------------------------------------------------------
 6776       TOP DRIVER

 6640       TOTAL HEALTH CTR                                                        BSR   10/1/2004      1,365.00  15.60
                                                                                    BSR   10/1/2005      1,419.25  16.22
                                                                                    BSR   10/1/2006      1,476.13  16.87
                                                                                    BSR   10/1/2007      1,534.75  17.54
                                                                                    BSR   10/1/2008      1,596.00  18.24
                                                                                    BSR   10/1/2009      1,659.88  18.97
                                                                                    BSR   10/1/2010      1,726.38  19.73
                                                                                    BSR   10/1/2011      1,795.50  20.52
                                                                                    BSR   10/1/2012      1,867.25  21.34

 6554       VISION BEAUTY OUTLET                                                    BSR    4/1/2006      3,776.00  16.00
                                                                                    BSR    4/1/2008      3,894.00  16.50
                                                                                    BSR    4/1/2010      4,012.00  17.00

 6550       VITAL RECORDS             REN       11/23/2008    60                  * BSR  11/23/2008     13,647.92  14.45

 6642       VOGUE HAIR SUPPLY                                                       BSR    6/1/2005      1,759.63  20.11
                                                                                    BSR    6/1/2006      1,847.13  21.11
                                                                                    BSR    6/1/2007      1,943.63  22.11

Totals:

     Occupied Sqft:  92.20%  566,980 ( 70 Units)  509,493.45            93,600.14
       Vacant Sqft:   7.80%   47,992 ( 17 Units)
     Subtotal Sqft:          614,972 ( 87 Units)
Leased/Unoccp Sqft:   0.00%        0                    0.00                 0.00
        Total Sqft:          614,972

Database:   CRC_PROD                                         Rent Roll                                             Page:           1
                                                           RRP HECHT, LLC                                          Date:   7/29/2004
                                                           RRP HECHT, LLC                                          Time:       11:13
                                                            Project # 690
                                                          As of: 7/29/2004

                                                    Base Rent          Cost Recovery
                                                ------------------  -------------------                      Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------
 NEW LEASES

  4130C      PACK AND POST PLUS          1,048                                                                12/1/2004   12/31/2004

  4130       SPRINT SPECTRUM             2,924                                                                11/1/2004   11/30/2004

 VACANT SUITES

  4130       Vacant                      2,924

  4130C      Vacant                      1,048

 OCCUPIED SUITES

  6508       ACCENT HAIR SALON           1,590     2,929.33  20.80        285.89   2.03            9/10/2002  10/7/2002    1/31/2008

  4140P      BOARD OF NURSING           15,232    15,310.93  12.85                                10/28/1993   3/1/1999   10/31/2008

  6500B      BURLINGTON COAT FACTORY    60,000    28,500.00   5.70      1,650.00   0.93    2.00     8/1/1989  10/6/1986    10/5/2006

  4106       DHMH                       23,250    24,218.75  12.50                                10/15/2002  10/15/2002  10/14/2012

  6500A      FURNITURE PALACE           39,243    20,600.00   6.30        981.08   0.30             1/1/2003   1/1/2003   12/31/2007

  5502       JUVENILE JUSTICE            7,291     8,202.38  13.50                                  1/7/1997  2/25/1997    1/31/2008

  6504       MATTRESS WAREHOUSE          4,000     6,333.33  19.00        580.00   1.74           12/21/2002  11/10/2002  11/30/2012

  4120P      PARK WEST MEDICAL CENTER    7,783     7,685.71  11.85        259.44   0.40             7/1/2003   7/1/2003    6/30/2008

  6506       PLAZA PODIATRY              1,964     3,273.33  20.00        332.24   2.03             9/3/2002   9/1/2002    8/31/2012

                                                      Options                                  Increases
                                       -----------------------------------------            * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date        Amount      PSF
------------------------------------------------------------------------------------------------------------------------
 NEW LEASES

  4130C      PACK AND POST PLUS

  4130       SPRINT SPECTRUM

 VACANT SUITES

  4130       Vacant

  4130C      Vacant

 OCCUPIED SUITES

  6508       ACCENT HAIR SALON                                                      BSR   11/1/2004      3,046.51  21.63
                                                                                    BSR   11/1/2005      3,158.75  22.50
                                                                                    BSR   11/1/2006      3,295.50  23.40

  4140P      BOARD OF NURSING          REN        11/1/2008   60     10/31/2007

  6500B      BURLINGTON COAT FACTORY

  4106       DHMH                      REN        10/1/2012   60      3/31/2011   * BSO  10/15/2012          0.00

  6500A      FURNITURE PALACE          LKO         1/1/2004   90      9/30/2003     BSR    1/1/2005     21,233.92   6.49
                                                                                    BSR    1/1/2006     21,845.27   6.68
                                                                                    BSR    1/1/2007     22,499.32   6.88

  5502       JUVENILE JUSTICE

  6504       MATTRESS WAREHOUSE        REN        11/1/2012   60      4/30/2012     BSR   11/1/2007      7,283.33  21.85
                                       REN        11/1/2017   60      4/30/2017   * BSR   11/1/2012      8,376.67  25.13
                                                                                  * BSR   11/1/2017      9,633.33  28.90

  4120P      PARK WEST MEDICAL CENTER  REN         7/1/2008   60     12/31/2007     BSO    7/1/2005      7,919.20  12.21
                                                                                    BSO    7/1/2006      8,159.18  12.58
                                                                                    BSO    7/1/2007      8,405.64  12.96
                                                                                  * BSO    7/1/2008      8,658.59  13.35
                                                                                  * BSO    7/1/2009      8,918.02  13.75
                                                                                  * BSO    7/1/2010      9,183.94  14.16
                                                                                  * BSO    7/1/2011      9,456.35  14.58
                                                                                  * BSO    7/1/2012      9,741.72  15.02

  6506       PLAZA PODIATRY                                                         BSR    9/1/2007      3,764.33  23.00

TOTALS:

     Occupied Sqft:  97.58%  160,453 ( 9 Units)  118,053.76            4,088.65
     Vacant Sqft:     2.42%    3,972 ( 2 Units)

Database:   CRC_PROD                                         Rent Roll                                             Page:           2
                                                           RRP HECHT, LLC                                          Date:   7/29/2004
                                                           RRP HECHT, LLC                                          Time:       11:13
                                                            Project # 690
                                                          As of: 7/29/2004

                                                    Base Rent          Cost Recovery
                                                ------------------  -------------------                      Lease Dates
                                      GLA Sq      Monthly    Rate   Monthly Cost  Rate   % Rent  -----------------------------------
 Suite Id       Tenant Name           Footage    Base Rent   PSF      Recovery    PSF     Rate    Occupancy     Start      Expire
------------------------------------------------------------------------------------------------------------------------------------

                                                      Options                                  Increases
                                       -----------------------------------------            * Option Period
                                                    Eff               Notice      --------------------------------------
 Suite Id       Tenant Name              Type       Date     Term      Date        Cat      Date        Amount      PSF
------------------------------------------------------------------------------------------------------------------------


     Subtotal Sqft:          164,425 ( 11 Units)
Leased/Unoccp Sqft:   0.00%        0                   0.00                 0.00
        Total Sqft:          164,425

                                   SCHEDULE V

                    HOME DEPOT OUT PARCEL RELEASE CONDITIONS

               1. Lender shall have received, together with the request for release, a current survey in form acceptable to Lender in its reasonable discretion depicting the Out Parcel to be released and the Remaining Property (as defined below) and any appurtenant easements;

               2. Lender shall have received evidence satisfactory to Lender that there are no subordinate liens, mortgages, deeds of trust or other security instruments, as the case may be, encumbering the Property remaining encumbered by the lien of the Mortgage (the "Remaining Property"), including without limitation a "bring down" or "date down" of the title insurance policies insuring the lien of the Mortgage on such Property and an endorsement reflecting the Property remaining encumbered by the lien of the Mortgage includes the Remaining Property and any necessary easements or agreements in connection with the release of the Out Parcel;

               3. Lender shall have received from Grantor payment of a $1,000.00 fee in addition to payment of all Lender's costs and expenses, including reasonable counsel fees and disbursements incurred in connection with the release of the Out Parcel from the lien of the Mortgage and the review and approval of the documents and information required to be delivered in connection therewith ("RELEASE EXPENSES");

               4. Lender shall have approved the deed and the legal description by which the Out Parcel shall be conveyed, including any appurtenant easements for access, parking or drainage comprising part of the Out Parcel, which approval shall not unreasonably be withheld or delayed;

               5. Lender shall have received evidence reasonably satisfactory to Lender that title to the Out Parcel shall be transferred to Home Depot or an entity designated by Home Depot in accordance with a valid exercise of the purchase option set forth in Home Depot's lease;

               6. Lender shall have received evidence reasonably satisfactory to Lender that the Remaining Property is or shall be (upon the completion of nondiscretionary acts of the relevant municipality) comprised of one or more legally created, subdivided and wholly independent tax lots and zoning lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Remaining Property or any portion thereof;

               7. Lender shall have received evidence satisfactory to Lender in its sole and absolute discretion that the Remaining Property has adequate access to a public road (a) for the use of the Remaining Property in connection with its Permitted Use, and (b) in accordance with applicable zoning laws, ordinances and regulations. A date down endorsement to the title policy delivered at the closing, which included endorsements for access and zoning, without exception for such matters, shall satisfy the foregoing.

                                   SCHEDULE VI

                          OUT PARCEL RELEASE CONDITIONS

1. Lender shall have received, together with the request for release, a current survey in form acceptable to Lender in its reasonable discretion depicting the Out Parcel to be released and the Remaining Property (as defined below) and any appurtenant easements;

2. Lender shall have received evidence satisfactory to Lender that there are no subordinate liens, mortgages, deeds of trust or other security instruments, as the case may be, encumbering the Property remaining encumbered by the lien of the Mortgage (the "Remaining Property"), including without limitation a "bring down" or "date down" of the title insurance policies insuring the lien of the Mortgage on such Property and an endorsement reflecting the Property remaining encumbered by the lien of the Mortgage includes the Remaining Property and any necessary easements or agreements in connection with the release of the Out Parcel;

3. Lender shall have received from Borrower payment of a $1,000.00 fee in addition to payment of all Lender's costs and expenses, including reasonable counsel fees and disbursements incurred in connection with the release of the Out Parcel from the lien of the Mortgage and the review and approval of the documents and information required to be delivered in connection therewith ("Release Expenses");

4. Lender shall have approved the deed and the legal description by which the Out Parcel shall be conveyed, including any appurtenant easements for access, parking or drainage comprising part of the Out Parcel, which approval shall not unreasonably be withheld or delayed;

5. Lender shall have received evidence reasonably satisfactory to Lender that title to the Out Parcel shall be transferred to an entity other than a Borrower;

6. Lender shall have received evidence reasonably satisfactory to Lender that the Remaining Property is or shall be (upon the completion of nondiscretionary acts of the relevant municipality) comprised of one or more legally created, subdivided and wholly independent tax lots and zoning lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Remaining Property or any portion thereof;

7. Lender shall have received evidence satisfactory to Lender in its sole and absolute discretion that the Remaining Property has adequate access to a public road (a) for the use of the Remaining Property in connection with its Permitted Use, and (b) in accordance with applicable zoning laws, ordinances and regulations. A date down endorsement to the title policy delivered at the closing, which included endorsements for access and zoning, without exception for such matters, shall satisfy the foregoing; and

8. Lender shall have received evidence satisfactory to Lender in its sole and absolute discretion that the proposed use of the Out Parcel will be complementary to the use of the Remaining Property.

                                  SCHEDULE VII

                       PROPERTY AFFECTED BY SECTION 4.1.22

                                 Not Applicable.

                                  SCHEDULE VIII

                             Intentionally Omitted.

                                   SCHEDULE IX

                             Intentionally Omitted.

                                   SCHEDULE X

                      OTHER CONTRACT FUNDS AGREEMENTS

                                      None.

                                       11